Exhibit 10.2

Exploration and Option to Enter

Joint Venture Agreement

Kelly Creek Project

This Exploration and Option to Enter Joint Venture Agreement Kelly Creek Project (“Agreement”) is made effective as of July 7, 2020 (the “Effective Date”), by and among Pediment Gold LLC, a Nevada limited liability company (“Pediment”), and Austin Gold Corp., a British Columbia Corporation (“Austin BC” or "AGC"), and its wholly-owned subsidiary Austin American Corporation, a Nevada corporation (“Austin NV”).

Recitals

A.    Pediment leases and owns certain unpatented mining claims and fee lands which are located in Humboldt County, Nevada, and which are more particularly described in Exhibit A attached to and by this reference incorporated in this Agreement.

B.     Nevada Exploration Inc. (Pediment's parent company) and Austin BC are parties to the Letter Agreement dated May 29, 2020 (the “Letter Agreement”) and First Amendment to Letter of Intent dated June 24, 2020 pursuant to which the parties agreed to enter into an agreement to allow Austin NV’s exploration for and development of minerals on the properties described in Exhibit A.

C.    Pursuant to the Letter Agreement the parties agreed to negotiate and execute a definitive agreement and this Agreement shall constitute the parties’ Definitive Agreement which supersedes the Letter Agreement.

Now, therefore, in consideration of their covenants and promises in this Agreement, the parties agree:

1.       Definitions. The following defined terms, wherever used in this Agreement, shall have the meanings described below:

1.1       “Area of Interest” means the lands described in Exhibit A and as depicted in the map which is part of Exhibit A. specifically coloured in light blue and labelled “Pediment Gold LLC Claims”, medium blue and labelled “Leased Claims (Genesis)” and dark blue and labelled “Leased Private (Tomera)”. This Agreement shall apply to all interests and rights which the parties acquire in the Area of Interest and to any unpatented mining claims located by the parties in the Area of Interest to the extent any portion of any such interest or unpatented mining claim is within the Area of Interest, including any fractions or gaps among the unpatented mining claims described in Exhibit A. This Agreement shall also apply to any fee lands or interests in fee lands and unpatented mining claims in the Area of Interest which the parties acquire from third parties.

1.2       “Pediment” means Pediment Gold LLC, a Nevada corporation, and its successors and assigns.

1.3       “Feasibility Study” means a comprehensive technical and economic study of the selected development option for a mineral project that includes appropriately detailed assessments of applicable Modifying Factors together with any other relevant operational factors and detailed financial analysis that are necessary to demonstrate, at the time of reporting, that extraction is reasonably justified (economically mineable). The results of the study may reasonably serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. The confidence level of the study will be higher than that of a Pre-Feasibility Study. The term proponent captures issuers who may finance a project without using traditional financial institutions. In these cases, the technical and economic confidence of the Feasibility Study is equivalent to that required by a financial institution.

1.4      “Modifying Factors” are considerations used to convert Mineral Resources to Mineral Reserves. These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing, legal, environmental, social and governmental factors.

1.5       “Earn-In Obligation” means collectively the expenditure and other performance obligations of Austin NV described in Sections 6 and 7.

1.6       “Expenditures” means all costs incurred on or for the benefit of the Property for Exploration and Development Work pursuant to this Agreement, including but not limited to: (a) salaries and wages for Austin NV’s consultants and employees employed directly on or for the benefit of the Property and their out-of-pocket costs incurred for work performed on the Property, but not including salaries or wages of the head or home office employees of Austin NV or its parent corporation; (b) costs and expenses of equipment, machinery, materials and supplies; (c) payments to contractors for work performed on or for the benefit of the Property; (d) costs of sampling, assays, metallurgical testing and analyses and other costs incurred to determine the quantity and quality of minerals on the Property; (e) costs incurred to apply for and obtain approvals, consents, licenses, permits and rights-of-way and other similar rights in connection with activities on the Property; (f) costs and expenses of performance of annual assessment work and the filing and recording of proof of performance of annual assessment work, if required to be performed; (g) costs and expenses of payment of federal annual mining claim maintenance fees and the filing and recording of proof of payment of federal annual mining claim maintenance fees; (h) all taxes and assessments levied against the Property; and (i) costs incurred to acquire additional interests, rights and unpatented mining claims subject to this Agreement. Expenditures shall not include Austin NV’s payments of rentals, bonuses, minimum advance royalties, and other payments pursuant to the Underlying Agreements, including, any payments to the parties to the Underlying Agreements to reduce or purchase the mineral production royalties payable under the Underlying Agreements.

1.7       “Exploration and Development Work” means all activities directed toward ascertaining the existence, location, quantity, quality, or commercial value of deposits of minerals on the Property.

1.8       “Austin NV” means Austin American Corporation, a Nevada corporation, and its successors and assigns.

1.9       “Pre-feasibility Study” means a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a preferred mining method, in the case of underground mining, or the pit configuration, in the case of an open pit, is established and an effective method of mineral processing is determined. It includes a financial analysis based on reasonable assumptions on the Modifying Factors and the evaluation of any other relevant factors which are sufficient for a Qualified Person, acting reasonably, to determine if all or part of the Mineral Resource may be converted to a Mineral Reserve at the time of reporting. A Pre-Feasibility Study is at a lower confidence level than a Feasibility Study. To qualify as a pre-feasibility study for the purposes of this agreement, it must be demonstrated that a minimum of 500,000 ounces of gold may be converted from a Mineral Resource to a Mineral Reserve at the time of reporting.

1.10        “Qualified Person” has the meaning as defined in CIM Definition Standards for Mineral Resources & Mineral Reserves Prepared by the CIM Standing Committee on Reserve Definitions Adopted by CIM Council May 19, 2014, as amended or revised from time to time. (link to CIM Definition Standards: https://mrmr.cim.org/media/1128/cim-definition-standards_2014.pdf)

1.11        “Mineral Resource” has the meaning as defined in CIM Definition Standards for Mineral Resources & Mineral Reserves Prepared by the CIM Standing Committee on Reserve Definitions Adopted by CIM Council May 19, 2014, as amended or revised from time to time.

1.12        “Mineral Reserve” has the meaning as defined in CIM Definition Standards for Mineral Resources & Mineral Reserves Prepared by the CIM Standing Committee on Reserve Definitions Adopted by CIM Council May 19, 2014, as amended or revised from time to time.

1.13        “Property” means the fee lands, unpatented mining claims, real property, agreements and other interests (including all appurtenances and mineral rights) described in Exhibit A, or on any exhibit or schedule which is part of Exhibit A, including all interests acquired under any Underlying Agreement (except as otherwise provided in this Agreement), and all other easements, leases licenses, mineral interests, mineral royalty interests, rights-of-way, surface use rights and interests in real property which are acquired and held subject to this Agreement, including any of the same acquired in the Area of Interest. If Pediment or Austin NV locates any unpatented mining claims or acquires any interests or rights in the Area of Interest, the interests, rights and unpatented mining claims shall be acquired for the benefit of the parties and shall be held and owned subject to the terms of this Agreement. The locating or acquiring party shall be reimbursed its cost by the Joint Venture or, if Austin NV is earning-in its interest, then Austin NV shall pay for the acquisition and the amount will be considered an Expenditure. The parties shall execute an amendment of this Agreement and the memorandum of this Agreement to include the interests, rights and unpatented mining claims.

1.14       “Underlying Agreement” means singly each of and “Underlying Agreements” means collectively the agreements, conveyances and instruments of mining claims, mineral rights or other property interests and rights described in Exhibit A and those entered into or acquired by the parties in accordance with or subject to the terms of this Agreement.

2.       Pediment’s Representations and Warranties. Pediment makes the following covenants, representations and warranties all of which shall survive termination of this Agreement and Austin NV’s exercise of its option to enter the Mining Venture Agreement in accordance with Section 8:

2.1       Pediment has made and will make available to Austin NV the information concerning title to the Property in Pediment’s possession or control.

2.2       With respect to the unpatented mining claims included in the Property which were located by Pediment itself, except as provided in Exhibit A and subject to the paramount title of the United States, Pediment represents as follows: (a) to Pediment’s knowledge the unpatented mining claims were properly laid out and monumented; (b) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (c) all affidavits of annual assessment work, notices of intent and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (d) the claims are free and clear of defects, liens and encumbrances arising by, through or under Pediment; (e) the Federal annual mining claim maintenance fees necessary to maintain the unpatented mining claims until September 1, 2020, have been paid timely to the Bureau of Land Management; and (f) all notices of intent, fees and filings required by the laws of the State of Nevada have been timely and properly paid or made to hold the unpatented mining claims through September 1, 2020. Nothing in this Section 2.2, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

2.3       Except as described in Exhibit A, Pediment represents that with respect to the Property there are no pending or, to its knowledge, threatened actions, administrative investigations, suits, claims or proceedings, and that there are no conditions on the Property which are or could be the grounds for assertion by a regulatory agency of noncompliance under applicable federal, state and local laws, regulations and ordinances.

2.4       Pediment has made available for inspection by Austin NV all geologic, engineering and other data in its possession pertaining to the Property. Pediment makes no representation concerning such information or with respect to the nature, quality, extent or any other characteristic of the mineral resources, if any, located on the Property.

2.5       Pediment represents and warrants that it is a limited liability company duly organized and in good standing in the State of Nevada and that it is qualified to do business and is in good standing in the jurisdictions where necessary in order to carry out the purposes of this Agreement.

2.6       Pediment represents and warrants: (a) it has the capacity to enter into and to perform this Agreement and all corporate and other actions required to authorize Pediment to enter into and perform this Agreement have been properly taken; (b) that Pediment will not breach any other agreement or arrangement by entering into or performing this Agreement; and (c) that Pediment has properly executed this Agreement and that this Agreement is Pediment’s valid and binding legal obligation enforceable in accordance with its terms.

2.7       Pediment represents and warrants that it is not on the Specially Designated National & Blocked Persons List of the Office of Foreign Assets Control of the United States Treasury Department and is not otherwise blocked or banned by any foreign assets office rule or any other law or regulation, including the USA Patriot Act or Executive Order 13224.

3.       Austin NV’s Representations and Warranties.

3.1       Austin BC represents and warrants that it is a British Columbia corporation, and Austin NV represents and warrants that it is a Nevada corporation, and each of Austin BC and Austin NV represents and warrants that is in good standing in the jurisdiction of its incorporation and that it is qualified to do business and is in good standing in the jurisdictions where necessary in order to carry out the purposes of this Agreement.

3.2       Austin NV represents and warrants: (a) it has the capacity to enter into and to perform this Agreement and all actions required to authorize Austin NV to enter into and perform this Agreement have been properly taken; (b) that Austin NV will not breach any other agreement or arrangement by entering into or performing this Agreement; and (c) that Austin NV has properly executed this Agreement and that this Agreement is Austin NV’s valid and binding legal obligation enforceable in accordance with its terms.

3.3       Each of Austin BC and Austin NV represents and warrants that it is not on the Specially Designated National & Blocked Persons List of the Office of Foreign Assets Control of the United States Treasury Department and is not otherwise blocked or banned by any foreign assets office rule or any other law or regulation, including the USA Patriot Act or Executive Order 13224.

4.       Grant of Exploration Right and Possession. Pediment gives and grants to Austin NV during the term of this Agreement the right to prospect and explore for and develop minerals on the Property, subject to the terms of this Agreement, to the extent Pediment has the authority to grant such right under applicable federal and state laws and regulations and the terms of the Underlying Agreements. The foregoing grant from Pediment to Austin NV shall be exclusive to the extent Pediment has the contractual or legal authority to grant an exclusive right. To the extent that Pediment has surface, access and water rights relating to the Property and to the extent permitted by law, Pediment grants to Austin NV the right to exercise such rights. Subject to the terms of this Agreement and during the term of this Agreement Austin NV shall have the exclusive right to enter at any and all times upon the Property to undertake any and all types of mineral exploration and development work.

5.       Term. The term of this Agreement shall begin on the Effective Date and shall continue to and including June 1, 2024, and, if Austin NV completes its initial Earn-In Obligation, thereafter until the parties execute and deliver the Operating Agreement described in Section 8, unless this Agreement is otherwise terminated or extended as provided in this Agreement.

6.       Austin NV’s Initial Earn-In Obligation.

6.1       Subject to Austin NV’s right (a) to accelerate performance of its Earn-In Obligation under this Agreement; (b) to terminate this Agreement as provided in Section 14; and (c) to extend the time for performance of its obligations as provided in Section 16, Austin NV agrees to incur Expenditures on or before the dates described in the following schedule (collectively the “Earn-In Obligation”).

	Minimum	Cumulative
Performance Date	Annual Amount	Amount
September 1, 2021	$1,000,000	$1,000,000
June 1, 2022	$1,000,000	$2,000,000
June 1, 2023	$1,500,000	$3,500,000
June 1, 2024	$1,500,000	$5,000,000

Austin NV’s obligation for Expenditures on or before September 1, 2021, is a firm and unconditional commitment, and includes as a firm and unconditional commitment Austin NV’s obligation to pay the Federal annual mining claim maintenance fees for the unpatented mining claims which comprise the Property for the annual assessment year from September 1, 2020, to September 1, 2021, which are due on September 1, 2020, to record the notices of intent to hold and to pay the fees required under Nevada law for the recording of the notices of intent to hold, and to pay all payments and to perform all obligations under the Underlying Agreements which accrue or otherwise become due under the Underlying Agreements on or before September 1, 2021. Austin NV shall perform the foregoing obligations each year so long as this Agreement is effective. Until Austin NV completes the Earn-In Obligation, or the Additional Earn-In Obligation as described in Section 8.4, if applicable, Austin NV will fund and pay all costs and expenses incurred for Exploration and Development Work and all other costs and expensed incurred by Austin NV in respect of this Agreement. If Austin NV does not complete Expenditures in the amount of One Million Dollars ($1,000,000.00) on or before September 1, 2021, then on or before October 1, 2021, Austin NV shall pay to Pediment the amount equal to the sum of One Million Dollars ($1,000,000.00) less the amount of Austin NV’s actual Expenditures incurred on or before September 1, 2021.

If Austin NV terminates this Agreement before completing its Earn-In Obligation or if Austin NV does not complete its Earn-In Obligation on or before June 1, 2024, Austin NV shall have no right, title or interest in the Property.

Expenditures incurred by Austin NV during any period in excess of those prescribed for the period shall be credited in Austin NV’s favor against subsequent Expenditure obligations. If on or before June 1, 2022, June 1, 2023, and June 1, 2024, Austin NV does not incur the yearly Expenditures in the required amount on or before such dates, Austin NV shall have the option and right, exercisable in Austin NV’s sole and exclusive discretion, to elect to pay to Pediment in cash an amount equal to the difference between the Expenditures actually incurred and the amount described above for the period (the “Differential Payment”). In such case, Austin NV shall be deemed to have incurred the Expenditures for the period for which Austin NV timely pays the Differential Payment. Austin NV quarterly shall provide to Pediment a description of the Expenditures made by Austin NV, and Pediment shall have the right to audit and inspect Austin NV’s records relating to such Expenditures. Austin NV shall have the option and right (the “Share Payment Option”), exercisable in Austin NV’s sole and exclusive discretion in respect of the Expenditure, to elect to pay the Differential Payment in the form of shares of the duly issued, fully paid, duly registered shares of the common stock of Austin BC, but only if such shares are listed for trading on the Toronto Stock Exchange, the TSX Venture Exchange, Canadian Stock Exchange, the OTCQB, or another internationally recognized stock exchange. Austin NV may exercise the Share Payment Option for only one yearly Expenditure obligation.

6.2       Subject to Pediment’s right to advise Austin NV and to comment on Austin NV’s plans for operations on the Property, Austin NV shall have sole discretion to determine the location, conduct, direction and other aspects of Austin NV’s Earn-In Obligation.

6.3       Austin NV shall conduct all activities under this Agreement and on the Property in conformance with all applicable laws, regulations and ordinances of the United States, the State of Nevada and legal subdivisions of the State of Nevada.

7.       Share Payment Option Shares. Austin NV’s payment of the Differential Payment pursuant to Section 6.1 shall be subject to the terms of this Section 7. The Payment Shares shall be subject to the requirements of all applicable Canadian, United States, provincial and state laws and regulations and the rules of each exchange or trading association on which the Payment Shares are listed for trading or are traded. Pediment acknowledges that the Payment Shares have not been registered under any United States or state securities laws, and that the Payment Shares may not be offered or sold in the United States unless subsequently registered under applicable United States and state securities laws or unless exemptions from registration requirements are available for the transaction, as established to the satisfaction of Austin BC, by opinion of counsel or otherwise. Pediment understands and acknowledges that Austin BC is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or any state securities administrator any registration statement in respect of resales of the Payment Shares in the United States.

8.       Austin NV’s Option to Enter Mining Joint Venture. In consideration of Austin NV’s performance of its initial Earn-In Obligation, Pediment grants to Austin NV, and Austin NV shall have, the option and right, exercisable in Austin NV’s sole and exclusive discretion, to earn and vest an undivided fifty-one percent (51%) interest in the Property and to form a joint venture (the “Joint Venture”) for the management and ownership of the Property. When Austin NV has completed its initial Earn-In Obligation by completion of the Expenditures in the amount of Five Million Dollars ($5,000,000.00), Austin NV shall be deemed to have exercised its right to enter into the Joint Venture with Pediment on the Property, unless Austin NV informs Pediment that Austin NV has elected to not exercise its option and right to enter into the Joint Venture. Austin NV shall deliver notice to Pediment of Austin NV’s completion of its Earn-In Obligation within thirty (30) days after such completion. At any time during the term of this Agreement, Austin NV shall have the right to accelerate performance of its Earn-In Obligation.

On Austin NV’s performance of its Earn-In Obligation, Pediment and Austin NV will execute and deliver to each other a definitive mining venture agreement based on the Rocky Mountain Mineral Law Foundation Exploration, Development and Mining LLC Model Form 5A LLC Operating Agreement (“Operating Agreement”), which shall incorporate the following terms and conditions:

8.1       Pediment’s initial participating interest shall be forty-nine percent (49%) and Austin NV’s initial participating interest shall be fifty-one percent (51%).

8.2       Austin NV’s initial contribution shall be Five Million Dollars ($5,000,000.00). Pediment’s initial contribution shall be Four Million Eight Hundred Three Thousand Nine Hundred Twenty-one Dollars ($4,803,921.00).

8.3       Subject to Sections 8.4 and 8.5, after Austin NV has completed its Earn-In Obligation, the parties shall contribute to future Expenditures in accordance with their respective participating interests as prescribed in the Operating Agreement. If a party does not contribute to future Expenditures in accordance with its respective participating interest, such party’s interest shall be adjusted not less than once annually such that its participating interest shall be in the proportion that the sum of its initial contribution (as determined in accordance with Sections 8.2, 8.4, and 8.5) and its additional contributions bears to the sum of both parties’ initial contributions and additional contributions.

8.4       Austin NV shall have the option and right to elect to increase its participating interest by an additional nineteen percent (19%) to a total of seventy percent (70%) by incurring and paying additional yearly Expenditures in the amount of One Million Five Hundred Thousand Dollars on or before each of June 1, 2025, June 1, 2026, and June 1, 2027, and by completing and delivering to Pediment and bearing the costs to prepare a Pre-feasibility Study for the Property (the “Additional Earn-In Obligation”). Austin NV must exercise the option within six (6) months after the date it completes its initial Earn-In Obligation. Austin NV must deliver written notice of its election to Pediment. If Austin NV does not timely exercise the option and deliver notice to Pediment, Austin NV shall be deemed to have irrevocably waived the option. If Austin NV elects to increase its participating interest in the Joint Venture to seventy percent (70%), the following provisions shall apply:

8.4.1       Austin NV must complete the Additional Earn-In on or before June 1, 2028. If Austin NV completes its Additional Earn-In, Pediment shall grant to Austin NV an additional nineteen percent (19%) participating interest to increase Austin NV’s total participating interest to seventy percent (70%). In such case, for purposes of calculating dilution, Austin NV’s contribution shall be the sum of Five Million Dollars ($5,000,000.00) plus the cost of completion of the Additional Earn-In. In such case, Pediment’s contribution shall be deemed to be the amount of Austin NV’s contribution multiplied by 30/70.

8.4.2       If Austin NV does not complete the Additional Earn-In on or before June 1, 2028, Austin NV’s right to increase its participating interest shall terminate and its participating interest shall remain fifty-one percent (51%) and Pediment’s participating interest shall remain forty-nine percent (49%). In such case, for purposes of calculating dilution, Austin NV’s initial contribution shall be the sum of Five Million Dollars ($5,000,000.00) plus the cost incurred by Austin NV in its attempt to perform its Additional Earn-In and Pediment’s initial contribution shall be deemed to be the amount of Austin NV’s initial contribution multiplied by 49/51.

8.5 When Austin NV has earned a 51% interest, the Joint Venture shall be deemed to be effective, and after such date each party will be responsible for its proportionate share of Joint Venture expenditures, except that if Austin NV elects to increase its interest to 70%, Austin NV shall fund and pay all Joint Venture expenditures until Austin NV completes the Additional Earn-In Obligation or Austin NV does not timely complete the Additional Earn-In Obligation and its interest is fixed at 51%. If either party chooses not to participate at the level of its interest in the joint venture (51%-49% or 70%-30%, as applicable), its interest will be diluted through the standard dilution formula found in Form 5A LLC.

If Austin NV does not elect to increase its participating interest by an additional nineteen percent (19%) to a total of seventy percent (70%), on or before six (6) months after the effective date of formation of the Joint Venture, Austin NV shall present a program and budget for Exploration and Development Work for the first twelve (12) months following the effective date of formation of the Joint Venture in an amount not less than Five Hundred Thousand Dollars ($500,000.00), plus the amount necessary to maintain the status and title of the Property, unless the parties otherwise agree to a budget in a lesser amount. At least two (2) months before the end of the initial twelve-month period and each subsequent twelve-month period, Austin NV shall present an equivalent program and budget, unless the parties otherwise agree to a budget in a lesser amount. If for any period the parties agree to a program and budget in a lesser amount, such program and budget must be in an amount not less than is necessary to pay all costs to maintain the status and title of the Property.

If following formation of the Joint Venture Austin NV fails to present programs and budgets compliant with the terms of this Section, Pediment shall have the right and option, exercisable in its sole and exclusive discretion, to elect to become the operator in place of Austin NV. In such event, Pediment may prepare and present subsequent programs and budgets which the Joint Venture shall be deemed to have approved notwithstanding that Pediment’s Joint Venture interest is less than Austin NV’s Joint Venture interest. If Pediment’s Joint Venture interest is less than Austin NV’s Joint Venture interest when Pediment exercises the option and prepares a program and budget, Pediment shall fund the portion of the program and budget Expenditures necessary to increase Pediment’s cumulative contributions in such amount that the parties’ respective cumulative contributions to the Joint Venture are 49% for Austin NV and 51% for Pediment. Thereafter, the parties shall contribute to and fund future Expenditures in accordance with their respective participating interests as prescribed in the Operating Agreement, subject to dilution as provided in Section 8.3.

If Pediment fails to present programs and budgets compliant with the terms of this Section, Austin NV shall have the right and option, exercisable in its sole and exclusive discretion, to elect to become the operator in place of Pediment. In such event, Austin NV may prepare and present subsequent programs and budgets which the Joint Venture shall be deemed to have approved notwithstanding that Austin NV’s Joint Venture interest is less than Pediment’s Joint Venture interest. If Austin NV’s Joint Venture interest is less than Pediment’s Joint Venture interest when Austin NV exercises the option and prepares a program and budget, Austin NV shall fund the portion of the program and budget Expenditures necessary to increase Austin NV’s cumulative contributions in such amount that the parties’ respective cumulative contributions to the Joint Venture are 49% for Pediment and 51% for Austin NV. Thereafter, the parties shall contribute to and fund future Expenditures in accordance with their respective participating interests as prescribed in the Operating Agreement, subject to dilution as provided in Section 8.3.

At Pediment’s election, which must be made within 120 days of the approval by the joint venture of a Feasibility Study, Austin will be obligated to provide Pediment’s portion of any debt financing or arrange for third party financing of Pediment’s portion of any debt financing required to construct a mine on the project described in the Feasibility Study in consideration for the transfer by Pediment to Austin of a 5-per-cent interest in the joint venture.

If Austin NV increases its interest in the Joint Venture in accordance with this Section, for purposes of calculating dilution, Austin NV’s Contribution to the Joint Venture shall be the sum of its initial contribution, its Additional Earn-In under Section 8.4 (if applicable) and its actual contributions for development of the mine, together Austin NV’s Total Contribution. In such case, if Austin NV increases its participating interest by the additional five percent (5%), Pediment’s contribution shall be deemed to be the amount equal to Austin NV’s Total Contribution multiplied by [Pediment’s percentage interest]/[Austin NV’s percentage interest].

If at any time a party's participating interest in the Joint Venture is diluted to below ten percent (10%), such diluted party shall be deemed to have withdrawn and been converted to a non-administrative, non-executive and non-working ten percent (10%) net profits payment interest to be calculated and paid in accordance with Exhibit B. The diluted party’s rights under the Operating Agreement shall terminate and the diluted party shall have no right, title or interest in the Property, except for the reserved net profits payment.

8.6       Austin NV shall be the initial manager of the Joint Venture and shall have control of the activities and operations of the Joint Venture. Subject to Section 8.5, Austin NV shall have the right to act as manager until such time as its participating interest in the Joint Venture is less than the participating interest of any other party to the Joint Venture.

8.7       A Management Committee shall be established and each party shall have one (1) representative on the Management Committee. The Management Committee shall meet periodically and not less than one (1) time annually. Each party shall be entitled to vote on matters before the Management Committee in the proportion of its participating interest. Matters submitted to the Management Committee shall be determined by a vote of the majority of the participating interests. One (1) time annually, the Management Committee shall establish the Plan of Work for the following year that specifically outlines a plan of Expenditures.

8.8        Each party to the Operating Agreement shall have the right to assign its interest in the Joint Venture to any parent or subsidiary corporation or limited liability company subject to Section 21.

8.9        Title to the Property shall be transferred to the Joint Venture which shall hold title subject to the Operating Agreement.

9.       Title. On Austin NV’s request, Pediment will make available to Austin NV such abstracts of title and other title records pertaining to the Property which Pediment may have. On Austin NV’s request, Pediment shall prepare and deliver to Austin NV a report of ownership of the Property and the properties subject to the Underlying Agreements. Austin NV shall reimburse Pediment for the costs of preparation of the report. Austin NV may cure as it elects any defects in the title to the patented lands and the unpatented mining claims or the location, recordation or filing of the unpatented mining claims which comprise the Property. Pediment agrees to cooperate fully with the curing of the deficiencies at Austin NV’s expense. Austin NV’s title curative expenses shall be qualified Expenditures.

Pediment additionally agrees that Austin NV, on reasonable notice to and consultation with Pediment, may relocate or amend mining claims part of the Property and refile or re-record any documents or instruments for any mining claim part of the Property. If required for the relocation of any mining claim part of the Property, Pediment agrees to execute notices of abandonment of such mining claims as Austin NV reasonably requests. This Agreement and the Operating Agreement shall apply to and include any and all amendments or relocations of the unpatented mining claims part of the Property.

The parties desire to insure that any and all interests of the parties in the lands subject to the unpatented mining claims which comprise all or part of the Property, including any rights or interests acquired in such lands under the mining laws, as amended, repealed or superseded, shall be part of the Property and shall be subject to this Agreement. If pursuant to any amendment of the mining laws, Pediment is granted the right to convert its interest in the unpatented mining claims which comprise the Property to a lease, license, permit or other right or interest, all such rights or interests shall be deemed to be part of the Property subject to this Agreement. In such case, the parties shall execute and deliver an addendum to this Agreement, in recordable form, which provides that all such converted rights or interests are part of the Property and are subject to this Agreement.

If the United States or any third party attacks the validity of the mining claims which are part of the Property, Austin NV shall have no obligation to defend their validity unless Austin NV is required to do so by reason of its assumption of Pediment’s obligations under the Underlying Agreements or unless the attack is based on Austin NV’s failure to maintain the validity of such mining claims. If Austin NV elects not to defend the validity of any of the unpatented mining claims which are part of the Property, it shall notify Pediment and Pediment, at its election, may defend any such attack on the mining claims. If Pediment successfully defends against such an attack on the validity of the mining claims, Pediment’s expenditures shall be considered Expenditures and Austin NV shall be obligated to reimburse Pediment for the amount of the same. Austin NV shall not be required to defend any attack based upon any change in law effective after the Effective Date of this Agreement.

10.        Maintenance of Property. Austin NV will provide Pediment evidence of: (a) its payments under the Operating Agreements not less than thirty (30) days before the applicable deadlines for such payments; (b) its payments of taxes and mining claim maintenance fees as required by this Section not less than thirty (30) days before the applicable deadlines for such payments; and (c) its payments of taxes as required by Section 12 not less than forty-five (45) days before the applicable deadlines for such payments. Austin NV shall perform the assessment work and pay the Federal annual mining claim maintenance fees required to be paid for the unpatented mining claims part of the Property for the assessment year ending September 1, 2021, and for every succeeding assessment year during which Austin NV continues this Agreement to a date which is within sixty (60) days before the applicable statutory or regulatory deadline for maintenance of the unpatented mining claims for the succeeding assessment year. Austin NV shall perform and shall provide to Pediment proof of performance of the foregoing maintenance obligations not less than thirty (30) days before the statutory or regulatory deadline. Austin NV’s obligation to pay the Federal annual mining claim maintenance fees due September 1, 2020 for the annual assessment year ending on September 1, 2021, is a firm and unconditional obligation.

Austin NV shall be relieved from performance of annual assessment work or other work or payment obligations under this Section for any period in which the assessment or other work or payment requirement is suspended, and Austin NV shall have the benefit of laws enacted which relate to assessment work, including any laws which extend the time within which to perform assessment or other work to make payments. For each year in which Austin NV performs assessment or other work or makes payments, it shall record and file, as required by law, an affidavit of such assessment work or payment or other required recordings or filings.

Upon Austin NV’s failure to provide timely proof of performance of its obligations under this Section, Pediment may make any such payment on behalf of Austin NV and for the account of Austin NV, although Pediment shall be under no obligation to do so. Austin NV will reimburse Pediment for the cost of any such payment within ten (10) days after Austin NV’s receipt of notice from Pediment that Pediment has made such payment.

Until the parties form a Joint Venture in accordance with Section 8 and, afterward, during the period of Austin NV’s performance of its Additional Earn-In Obligation, Austin NV shall perform Pediment’s obligations under the Underlying Agreements.

11.    Communications with Pediment and Inspection. Pediment and its agents, employees and representatives at any reasonable time and on advance notice to Austin NV may enter the Property for inspection, but any such entry shall be at Pediment's own risk and Pediment shall defend, indemnify and hold Austin NV harmless against and from any damage, loss or liability by reason of injury to Pediment or its agents, representatives or employees while on the Property, except damage, loss or injury arising from the negligence or misconduct of Austin NV or its employees or agents. Austin NV and Pediment shall meet at regular intervals as requested by Pediment (not more frequently than quarterly) in order for Austin NV to report to Pediment on the status and progress of the Exploration and Development Work and Austin NV's plans for future operations on the Property. Austin NV quarterly shall deliver to Pediment copies of all exploration and other data, including drill hole maps, drill logs, sample maps, sample assay reports (drill hole and all other samples) and other data acquired or developed by Austin NV during the quarter. Austin NV shall semi-annually deliver to Pediment copies of all exploration plans and progress reports concerning Exploration and Development Work and engineering or other studies and reports developed by Austin NV or its agents and consultants concerning the Property, provided, however, that Austin NV shall have no obligation to deliver to Pediment Austin NV’s confidential or proprietary business, financial or investment plans or reports not directly relating to the Exploration and Development Work. Austin NV shall promptly communicate to Pediment any extraordinary results obtained from operations upon receipt of the results and shall prepare and deliver to Pediment reports on operations that have been conducted, but that have not previously been reported upon promptly after being requested to do so by Pediment.

12.    Payment of Taxes. Austin NV shall pay all taxes assessed against any personal property which it may place on the Property. Austin NV may take such action as it deems proper to obtain a reduction or refund of taxes paid or payable by it. Except as otherwise provided in this Agreement, Pediment shall pay all other taxes assessed against the Property, including all taxes assessed or payable at the time of the execution of this Agreement.

13.    Indemnification and Insurance.

13.1        Austin NV shall defend, indemnify and save harmless Pediment against and from any damage, loss or liability by reason of injury to person or damage to property as the result of its operations during the term of this Agreement. Austin NV’s accrued obligations under this Section shall survive termination of this Agreement and exercise of its option to enter the Mining Venture Agreement. Austin NV shall keep the Property free of all liens and encumbrances arising from its obligations provided, however, that Austin NV may contest the validity of any lien on the Property, and the existence of any such lien shall not be deemed a default under this Agreement if contested by Austin NV, unless the lien is finally adjudicated to be valid and is not discharged by Austin NV.

13.2        Austin NV shall provide, maintain and keep in force comprehensive all risk, public liability insurance against claims for personal injury, including, without limitation, bodily injury, death or property damage occurring on, in or about the Property, such insurance to afford immediate minimum protection to a limit of not less than Two Million Dollars U.S. currency ($2,000,000.00US) with respect to personal injury or death to any one or more persons or damage to property. Austin NV shall on Pediment's request furnish to Pediment a certificate of all policies of required insurance which shall identify Pediment as a named or additional insured. Each policy shall contain a provision that the policy will not be cancelled or materially amended, which terms shall include any reduction in the scope or limits of coverage, without at least fifteen (15) days' prior written notice to Pediment. If Austin NV fails to provide, maintain, keep in force or deliver and furnish to Pediment the policies of insurance required under this Section, Pediment may, but is not obligated to, procure such insurance or single-interest insurance for such risks covering Pediment's interest and Austin NV shall promptly reimburse Pediment for all costs incurred by Pediment to obtain the insurance.

14.    Termination by Austin NV. Austin NV may terminate this Agreement at any time after Austin NV has completed the Earn-In Obligation which Austin NV is obligated to perform on or before September 1, 2021. If Austin NV terminates this Agreement, except by its election to enter the Joint Venture as provided in Section 8, Austin NV shall perform the following obligations:

14.1       Austin NV shall perform all accrued obligations and shall make all payments and take all other actions necessary, including payment of the Federal annual mining claim maintenance fees which accrue or become due within sixty (60) days after Austin NV’s delivery of notice to Pediment, and recording of the notices of intent to hold and affidavits of payment of the Federal annual mining claim maintenance fees in accordance with Nevada law, on or before the times described in this Agreement necessary to ensure that without any action by Pediment the Property and the Underlying Agreements shall be in good standing on the date of termination.

14.2       Austin NV shall deliver to Pediment copies of any and all title, geological, metallurgical, exploration, assay and engineering reports and data pertaining to the Property or related to operations (in paper or digital form), and splits of mineral samples, drill cuttings, and drill cores, which have not been previously delivered to Pediment.

14.3       Austin NV shall, at Austin NV's sole expense, perform and secure the performance of all reclamation and remediation relating to Austin NV’s operations on the Property during the term of this Agreement as required by all applicable laws and regulations.

14.4       Austin NV shall remove all of its materials, supplies and equipment from the Property; provided, however, that Pediment may retain or, at Austin NV’s cost, dispose of any such materials, supplies or equipment not removed from the Property within ninety (90) days of Austin NV’s receipt of Pediment’s request.

14.5       Austin NV shall perform all obligations of Austin NV which expressly survive the termination of this Agreement.

15.    Termination by Pediment. If Austin NV defaults in any of its obligations, Pediment may give Austin NV written notice and specify the default or defaults. If within thirty (30) days, or fifteen (15) days in the event of a payment default, Austin NV has not cured such default or, with respect to defaults not capable of being cured in thirty (30) days, and in the case of a payment default within fifteen (15) days, begun and diligently pursued efforts to cure such default, Pediment may terminate this Agreement by written notice to Austin NV. If Austin NV disputes that any default has occurred, the matter shall be determined by litigation in a court of competent jurisdiction, and if the court finds Austin NV is in default, Austin NV shall have a reasonable time (which in any case shall not be less than thirty (30) days, and in the case of a payment default, fifteen (15) days, from receipt of notice of the judgment or order) to cure such default, and if so cured, Pediment shall have no right to terminate this Agreement by reason of such default.

16.    Force Majeure. Notwithstanding any other provision of this Agreement, the term of this Agreement shall be extended by the duration of any event of force majeure, and the obligations of Austin NV under this Agreement, except Austin NV’s obligation to pay the costs of maintaining the condition of and title to the Property, shall be suspended and Austin NV shall not be deemed in default or liable for damages or other remedies while Austin NV is prevented from compliance with its obligations by force majeure. If a force majeure event prevents Austin NV’s performance of its annual Earn-In or Additional Earn-In Obligations, the time for Austin NV’s performance of such annual Earn-In or Additional Earn-In Obligations shall be extended by the duration of the force majeure event. The time for performance of Austin NV’s performance of its subsequent annual Earn-In or Additional Earn-In Obligations shall be extended for the period equal to the duration of each force majeure event. For purposes of this Agreement, force majeure shall include, but not be limited to, acts of God, the elements, an escalation in the severity of the COVID-19 pandemic, riots, acts or failure to act on the part of federal or state agencies or courts, inability to secure materials or to obtain access to the Property, strikes, lockouts, damage to, destruction or unavoidable shutdown of necessary facilities, or any other matters (whether or not similar to those above mentioned) beyond Austin NV's reasonable control; provided, however, that force majeure shall not include financial inability to perform, and provided further that settlement of strikes or lockouts shall be entirely within the discretion of Austin NV. Austin NV shall promptly notify Pediment of the occurrence of any force majeure event and of the cessation of the force majeure event.

17.    Effect of Termination. Except as otherwise provided in this Agreement, in case of termination of this Agreement under its terms or for any cause other than as a consequence of Austin NV and Pediment’s execution of the Mining Venture Agreement, Austin NV shall have no further liability or obligation, except for those which have accrued at the date of termination, those specified in Section 13 concerning indemnification, and those described in Section 14.

18.       Change in Ownership of Property. Changes in the ownership of the Property occurring after execution of this Agreement shall not be binding upon Austin NV until it receives written notice of such change, together with a copy of the recorded document which reflects such change. No change or division in the ownership of the Property shall operate to enlarge the obligations or diminish the rights of Austin NV under this Agreement.

19.       Notice. Any notices required or authorized to be given by this Agreement shall be in written form. Any notices required or authorized to be given by this Agreement may be sent by registered or certified delivery, postage prepaid and return receipt requested, addressed to the proper party at the following address or such address as the party shall have designated to the other parties in accordance with this Section. Any notice required or authorized to be delivered by this Agreement shall be deemed to have been sufficiently delivered or served in written form if: (a) mailed in accordance with this Section; (b) personally delivered to the proper party; or (c) delivered by telex, telegraph, facsimile or other electronic transmission and actually received by such party. Delivery of notice shall be effective on the first business day after the party deposits the notice for mailing or delivers the notice by the other means authorized in this Section, as applicable.

If to Pediment:	Pediment Gold LLC
James@nevadaexploration.com

If to Austin BC:	Austin Gold Corp.
dennis@senategroup.com

If to Austin NV:	Austin American Corporation
dennis@senategroup.com

20.    Memorandum of Agreement. Concurrently on execution of this Agreement, Pediment and Austin NV will execute a memorandum of agreement, in a form reasonably acceptable to both parties, covering the Property for purposes of recording.

21.    Assignment. Subject to the provisions of this Section, either Pediment or Austin NV may assign its rights under this Agreement or its subsequent participating interest in the Joint Venture to an affiliate or subsidiary controlled or owned by Pediment or Austin NV (or their parent corporations), as applicable, or the parent corporation of Pediment or Austin NV, as applicable, in whole or in part, and this Agreement shall be binding upon and enure to the benefit of the parties, and their successors and assigns. If a party intends to transfer to a third party all or any part of its interest in the Property or this Agreement, it may do so only in accordance with this Section.

If a party whose participating interest is less than fifty percent (50%) (“Transferor”) decides to offer to sell its interest in the Property or under this Agreement or intends to transfer to a third party all or any part of its interest in the Property or in or under this Agreement on the terms Transferor determines is acceptable, Transferor shall promptly notify the other party (the “Offeree”) of such party’s intentions. Offeree shall have thirty (30) days from the date it receives such notice to deliver to Transferor an offer to acquire Transferor’s interest. If Offeree fails to deliver an offer within the period provided for in this Section, Transferor may sell or otherwise transfer the offered interest to a third party on any terms Transferor determines. If Offeree delivers an offer to Transferor, Transferor may, but is not obligated to, accept the offer or Transferor may transfer the offered interest to any third party on terms more favorable than those described in Offeree’s offer to Transferor. Transferor may propose to transfer all or any part of its interest in the Property or in or under this Agreement only in accordance with an agreement which provides that such interest is the sole interest proposed to be transferred. Transferor may not attempt to transfer any such interest as part of a group or package of interests in other agreements or properties.

22.   Guarantee. Austin BC is a party to this agreement only to guarantee the performance of its subsidiary Austin NV’s obligation for Expenditures on or before September 1, 2021, which represents a firm and unconditional commitment as described in Section 6.1. This guarantee is absolute, irrevocable, primary and unconditional, irrespective of any circumstances which might otherwise constitute a legal or equitable discharge or defense of or by Austin BC.

23.    Currency. Except as otherwise provided in this Agreement, dollar amounts are expressed in lawful currency of Canada.

24.    Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute either party the partner of the other, nor, except as otherwise expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the parties to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party, except as otherwise expressly provided. It is the express purpose and intention of the parties that their ownership of the Property and the rights acquired shall be as tenants in common.

25.    Confidentiality. Subject to the provisions of this Section, the existence and terms of this Agreement and all information obtained in connection with the performance of this Agreement shall be the exclusive property of the parties and shall not be disclosed by a party to any third party or to the public without the prior written consent of the other party. If a party is required under applicable laws or regulations or the rules of any stock exchange or stock listing association applicable to such party as measured by the standards of materiality applicable to such party to disclose the existence of this Agreement or any information obtained in connection with the performance of this Agreement, such party shall notify the other party of the disclosure.

26.    Governing Law and Dispute Resolution. This Agreement, and the performance of the parties, shall be governed by the laws of the State of Nevada. The parties agree and submit to jurisdiction and venue of any action concerning construction of this Agreement or enforcement of any of the rights and obligations of the parties under this Agreement in the Second Judicial District Court, Washoe County, Reno, Nevada.

27.    Binding Effect of Obligations. This Agreement shall be binding upon and inure to the benefit of the respective parties and their successors or assigns.

28.    Entire Agreement. The parties agree that the entire agreement between them is written in this Agreement and in a memorandum of agreement of even date. There are no terms or conditions, express or implied, other than expressly stated in this Agreement. This Agreement may be amended or modified only by a written instrument signed by the parties with the same formality as this Agreement.

29.    Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same Agreement. A facsimile, photocopy or scanned copy of this Agreement as executed by one or both parties shall be duly executed and binding upon the signing parties, and shall be deemed to be delivered upon delivery by facsimile, e-mail, courier, mail or personal delivery.

30.    Severability. If any part, term or provision of this Agreement is held by a court of competent jurisdiction to be illegal or in conflict with any governmental regulations, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

Executed effective on the Effective Date.

Pediment Gold LLC

By	/s/ Wade A. Hodges
Name	Wade A Hodges
Title	Manager

Austin American Corporation

By	/s/ Joe Ovsenek
Name	Joe Ovsenek
Title	Director

Austin Gold Corp.

By	/s/ Darcy Higgs
Name	Darcy Higgs
Title	Corporate Secretary and Director

Exploration and Option to Enter Joint Venture Agreement

Kelly Creek Project

Exhibit A

Description of Property Humboldt County, Nevada

A.	Unpatented Mining Claims Owned by Pediment Gold LLC.

See attached list of PHP & KCB Claims.

B.	Area of Interest.

See attached Map.

C.	Underlying Agreements.

(1)	Mining Lease Agreement by and between Julian Tomera Ranches, Inc., Battle Mountain Division, a Nevada corporation, and Pediment Gold LLC, a Nevada limited liability company, dated effective September 16, 2004.

(2)	Net Smelter Return Royalty Agreement by and between RG Royalties, LLC, a Delaware limited liability company and wholly owned subsidiary of Royal Gold, Inc., and Pediment Gold LLC, a Nevada limited liability company, dated effective June 19, 2006.

(3)	Mining Lease and Option to Purchase Agreement by and between Genesis Gold Corporation, a Utah corporation, and Pediment Gold LLC, a Nevada limited liability company (“Pediment”), and Nevada Exploration Inc., a Canadian corporation, dated October 1, 2009 – see attached list of HP claims.

D.	Exceptions to Title.

Paramount title of the United States.

For fee lands subject to the Mining Lease Agreement, water rights purchased by the United States as part of the Rye Patch dam and reservoir assembly. All other rights and uses returned to owner, as documented by Acquired Land Card – Plat Page No 1272.

E.	Physical Conditions on the Property.

None to Pediment’s knowledge.

Company Name: Pediment Gold LLC

Exhibit A - HP Claims

The following unpatented mining claims are generally located in Section 2, 10, 14, 16, 22, 24, and 26, Township 35 North, Range 43 East, Mount Diablo Meridian, Humboldt County, Nevada.

Claim Name	Location Date	County Recording Information		BLM Filing Information		County
		Doc #	Record Date	BLM Serial No. Record Date
HP 1	2-Sep-06	2006-8130	27-Nov-06	NMC938721	22-Nov-06	Humboldt
HP 2	2-Sep-06	2006-8131	27-Nov-06	NMC938722	22-Nov-06	Humboldt
HP 3	2-Sep-06	2006-8132	27-Nov-06	NMC938723	22-Nov-06	Humboldt
HP 4	2-Sep-06	2006-8133	27-Nov-06	NMC938724	22-Nov-06	Humboldt
HP 5	2-Sep-06	2006-8134	27-Nov-06	NMC938725	22-Nov-06	Humboldt
HP 6	2-Sep-06	2006-8135	27-Nov-06	NMC938726	22-Nov-06	Humboldt
HP 7	2-Sep-06	2006-8136	27-Nov-06	NMC938727	22-Nov-06	Humboldt
HP 8	2-Sep-06	2006-8137	27-Nov-06	NMC938728	22-Nov-06	Humboldt
HP 10	2-Sep-06	2006-8139	27-Nov-06	NMC938730	22-Nov-06	Humboldt
HP 19	2-Sep-06	2006-8148	27-Nov-06	NMC938739	22-Nov-06	Humboldt
HP 20	2-Sep-06	2006-8149	27-Nov-06	NMC938740	22-Nov-06	Humboldt
HP 21	2-Sep-06	2006-8150	27-Nov-06	NMC938741	22-Nov-06	Humboldt
HP 22	2-Sep-06	2006-8151	27-Nov-06	NMC938742	22-Nov-06	Humboldt
HP 23	2-Sep-06	2006-8152	27-Nov-06	NMC938743	22-Nov-06	Humboldt
HP 24	2-Sep-06	2006-8153	27-Nov-06	NMC938744	22-Nov-06	Humboldt
HP 25	2-Sep-06	2006-8154	27-Nov-06	NMC938745	22-Nov-06	Humboldt
HP 26	2-Sep-06	2006-8155	27-Nov-06	NMC938746	22-Nov-06	Humboldt
HP 27	2-Sep-06	2006-8156	27-Nov-06	NMC938747	22-Nov-06	Humboldt
HP 28	2-Sep-06	2006-8157	27-Nov-06	NMC938748	22-Nov-06	Humboldt
HP 29	2-Sep-06	2006-8158	27-Nov-06	NMC938749	22-Nov-06	Humboldt
HP 30	2-Sep-06	2006-8159	27-Nov-06	NMC938750	22-Nov-06	Humboldt
HP 31	2-Sep-06	2006-8160	27-Nov-06	NMC938751	22-Nov-06	Humboldt
HP 32	2-Sep-06	2006-8161	27-Nov-06	NMC938752	22-Nov-06	Humboldt
HP 34	2-Sep-06	2006-8163	27-Nov-06	NMC938754	22-Nov-06	Humboldt
HP 36	2-Sep-06	2006-8165	27-Nov-06	NMC938756	22-Nov-06	Humboldt
HP 38	3-Sep-06	2006-8167	27-Nov-06	NMC938758	22-Nov-06	Humboldt
HP 39	3-Sep-06	2006-8168	27-Nov-06	NMC938759	22-Nov-06	Humboldt
HP 40	3-Sep-06	2006-8169	27-Nov-06	NMC938760	22-Nov-06	Humboldt
HP 41	3-Sep-06	2006-8170	27-Nov-06	NMC938761	22-Nov-06	Humboldt
HP 42	3-Sep-06	2006-8171	27-Nov-06	NMC938762	22-Nov-06	Humboldt
HP 43	3-Sep-06	2006-8172	27-Nov-06	NMC938763	22-Nov-06	Humboldt
HP 44	3-Sep-06	2006-8173	27-Nov-06	NMC938764	22-Nov-06	Humboldt
HP 45	3-Sep-06	2006-8174	27-Nov-06	NMC938765	22-Nov-06	Humboldt
HP 46	3-Sep-06	2006-8175	27-Nov-06	NMC938766	22-Nov-06	Humboldt
HP 47	3-Sep-06	2006-8176	27-Nov-06	NMC938767	22-Nov-06	Humboldt
HP 48	3-Sep-06	2006-8177	27-Nov-06	NMC938768	22-Nov-06	Humboldt
HP 49	3-Sep-06	2006-8178	27-Nov-06	NMC938769	22-Nov-06	Humboldt
HP 50	3-Sep-06	2006-8179	27-Nov-06	NMC938770	22-Nov-06	Humboldt
HP 51	3-Sep-06	2006-8180	27-Nov-06	NMC938771	22-Nov-06	Humboldt
HP 52	3-Sep-06	2006-8181	27-Nov-06	NMC938772	22-Nov-06	Humboldt
HP 53	3-Sep-06	2006-8182	27-Nov-06	NMC938773	22-Nov-06	Humboldt
HP 54	3-Sep-06	2006-8183	27-Nov-06	NMC938774	22-Nov-06	Humboldt
HP 55	3-Sep-06	2006-8184	27-Nov-06	NMC938775	22-Nov-06	Humboldt
HP 56	3-Sep-06	2006-8185	27-Nov-06	NMC938776	22-Nov-06	Humboldt
HP 57	3-Sep-06	2006-8186	27-Nov-06	NMC938777	22-Nov-06	Humboldt
HP 58	3-Sep-06	2006-8187	27-Nov-06	NMC938778	22-Nov-06	Humboldt
HP 73	3-Sep-06	2006-8202	27-Nov-06	NMC938793	22-Nov-06	Humboldt
HP 74	3-Sep-06	2006-8203	27-Nov-06	NMC938794	22-Nov-06	Humboldt

KC (Genesis) Claims	Pediment Gold LLC (775) 359-7740	Page 1 of 5

Company Name: Pediment Gold LLC

Claim Name	Location Date	County Recording Information		BLM Filing Information		County
		Doc #	Record Date	BLM Serial No. Record Date
HP 75	3-Sep-06	2006-8204	27-Nov-06	NMC938795	22-Nov-06	Humboldt
HP 76	3-Sep-06	2006-8205	27-Nov-06	NMC938796	22-Nov-06	Humboldt
HP 77	3-Sep-06	2006-8206	27-Nov-06	NMC938797	22-Nov-06	Humboldt
HP 78	3-Sep-06	2006-8207	27-Nov-06	NMC938798	22-Nov-06	Humboldt
HP 91	4-Sep-06	2006-8220	27-Nov-06	NMC938811	22-Nov-06	Humboldt
HP 92	4-Sep-06	2006-8221	27-Nov-06	NMC938812	22-Nov-06	Humboldt
HP 93	4-Sep-06	2006-8222	27-Nov-06	NMC938813	22-Nov-06	Humboldt
HP 94	4-Sep-06	2006-8223	27-Nov-06	NMC938814	22-Nov-06	Humboldt
HP 95	4-Sep-06	2006-8224	27-Nov-06	NMC938815	22-Nov-06	Humboldt
HP 96	4-Sep-06	2006-8225	27-Nov-06	NMC938816	22-Nov-06	Humboldt
HP 97	4-Sep-06	2006-8226	27-Nov-06	NMC938817	22-Nov-06	Humboldt
HP 98	4-Sep-06	2006-8227	27-Nov-06	NMC938818	22-Nov-06	Humboldt
HP 99	4-Sep-06	2006-8228	27-Nov-06	NMC938819	22-Nov-06	Humboldt
HP 100	4-Sep-06	2006-8229	27-Nov-06	NMC938820	22-Nov-06	Humboldt
HP 101	4-Sep-06	2006-8230	27-Nov-06	NMC938821	22-Nov-06	Humboldt
HP 102	4-Sep-06	2006-8231	27-Nov-06	NMC938822	22-Nov-06	Humboldt
HP 103	4-Sep-06	2006-8232	27-Nov-06	NMC938823	22-Nov-06	Humboldt
HP 104	4-Sep-06	2006-8233	27-Nov-06	NMC938824	22-Nov-06	Humboldt
HP 105	4-Sep-06	2006-8234	27-Nov-06	NMC938825	22-Nov-06	Humboldt
HP 106	4-Sep-06	2006-8235	27-Nov-06	NMC938826	22-Nov-06	Humboldt
HP 107	4-Sep-06	2006-8236	27-Nov-06	NMC938827	22-Nov-06	Humboldt
HP 108	4-Sep-06	2006-8237	27-Nov-06	NMC938828	22-Nov-06	Humboldt
HP 109	4-Sep-06	2006-8238	27-Nov-06	NMC938829	22-Nov-06	Humboldt
HP 110	4-Sep-06	2006-8239	27-Nov-06	NMC938830	22-Nov-06	Humboldt
HP 111	4-Sep-06	2006-8240	27-Nov-06	NMC938831	22-Nov-06	Humboldt
HP 112	4-Sep-06	2006-8241	27-Nov-06	NMC938832	22-Nov-06	Humboldt
HP 113	4-Sep-06	2006-8242	27-Nov-06	NMC938833	22-Nov-06	Humboldt
HP 114	4-Sep-06	2006-8243	27-Nov-06	NMC938834	22-Nov-06	Humboldt
HP 115	4-Sep-06	2006-8244	27-Nov-06	NMC938835	22-Nov-06	Humboldt
HP 116	4-Sep-06	2006-8245	27-Nov-06	NMC938836	22-Nov-06	Humboldt
HP 117	4-Sep-06	2006-8246	27-Nov-06	NMC938837	22-Nov-06	Humboldt
HP 118	4-Sep-06	2006-8247	27-Nov-06	NMC938838	22-Nov-06	Humboldt
HP 119	4-Sep-06	2006-8248	27-Nov-06	NMC938839	22-Nov-06	Humboldt
HP 120	4-Sep-06	2006-8249	27-Nov-06	NMC938840	22-Nov-06	Humboldt
HP 121	4-Sep-06	2006-8250	27-Nov-06	NMC938841	22-Nov-06	Humboldt
HP 122	4-Sep-06	2006-8251	27-Nov-06	NMC938842	22-Nov-06	Humboldt
HP 123	4-Sep-06	2006-8252	27-Nov-06	NMC938843	22-Nov-06	Humboldt
HP 124	4-Sep-06	2006-8253	27-Nov-06	NMC938844	22-Nov-06	Humboldt
HP 125	4-Sep-06	2006-8254	27-Nov-06	NMC938845	22-Nov-06	Humboldt
HP 126	4-Sep-06	2006-8255	27-Nov-06	NMC938846	22-Nov-06	Humboldt
HP 127	2-Sep-06	2006-8256	27-Nov-06	NMC938847	22-Nov-06	Humboldt
HP 128	2-Sep-06	2006-8257	27-Nov-06	NMC938848	22-Nov-06	Humboldt
HP 129	2-Sep-06	2006-8258	27-Nov-06	NMC938849	22-Nov-06	Humboldt
HP 130	2-Sep-06	2006-8259	27-Nov-06	NMC938850	22-Nov-06	Humboldt
HP 131	2-Sep-06	2006-8260	27-Nov-06	NMC938851	22-Nov-06	Humboldt
HP 132	2-Sep-06	2006-8261	27-Nov-06	NMC938852	22-Nov-06	Humboldt
HP 133	2-Sep-06	2006-8262	27-Nov-06	NMC938853	22-Nov-06	Humboldt
HP 134	2-Sep-06	2006-8263	27-Nov-06	NMC938854	22-Nov-06	Humboldt
HP 135	2-Sep-06	2006-8264	27-Nov-06	NMC938855	22-Nov-06	Humboldt
HP 136	2-Sep-06	2006-8265	27-Nov-06	NMC938856	22-Nov-06	Humboldt
HP 137	2-Sep-06	2006-8266	27-Nov-06	NMC938857	22-Nov-06	Humboldt
HP 138	2-Sep-06	2006-8267	27-Nov-06	NMC938858	22-Nov-06	Humboldt

KC (Genesis) Claims	Pediment Gold LLC (775) 359-7740	Page 2 of 5

Company Name: Pediment Gold LLC

Claim Name	Location Date	County Recording Information		BLM Filing Information		County
		Doc #	Record Date	BLM Serial No. Record Date
HP 139	2-Sep-06	2006-8268	27-Nov-06	NMC938859	22-Nov-06	Humboldt
HP 140	2-Sep-06	2006-8269	27-Nov-06	NMC938860	22-Nov-06	Humboldt
HP 141	2-Sep-06	2006-8270	27-Nov-06	NMC938861	22-Nov-06	Humboldt
HP 142	2-Sep-06	2006-8271	27-Nov-06	NMC938862	22-Nov-06	Humboldt
HP 143	2-Sep-06	2006-8272	27-Nov-06	NMC938863	22-Nov-06	Humboldt
HP 144	2-Sep-06	2006-8273	27-Nov-06	NMC938864	22-Nov-06	Humboldt
HP 145	2-Sep-06	2006-8274	27-Nov-06	NMC938865	22-Nov-06	Humboldt
HP 146	2-Sep-06	2006-8275	27-Nov-06	NMC938866	22-Nov-06	Humboldt
HP 147	2-Sep-06	2006-8276	27-Nov-06	NMC938867	22-Nov-06	Humboldt
HP 148	2-Sep-06	2006-8277	27-Nov-06	NMC938868	22-Nov-06	Humboldt
HP 149	2-Sep-06	2006-8278	27-Nov-06	NMC938869	22-Nov-06	Humboldt
HP 150	2-Sep-06	2006-8279	27-Nov-06	NMC938870	22-Nov-06	Humboldt
HP 151	2-Sep-06	2006-8280	27-Nov-06	NMC938871	22-Nov-06	Humboldt
HP 152	2-Sep-06	2006-8281	27-Nov-06	NMC938872	22-Nov-06	Humboldt
HP 153	2-Sep-06	2006-8282	27-Nov-06	NMC938873	22-Nov-06	Humboldt
HP 154	2-Sep-06	2006-8283	27-Nov-06	NMC938874	22-Nov-06	Humboldt
HP 155	2-Sep-06	2006-8284	27-Nov-06	NMC938875	22-Nov-06	Humboldt
HP 156	2-Sep-06	2006-8285	27-Nov-06	NMC938876	22-Nov-06	Humboldt
HP 157	2-Sep-06	2006-8286	27-Nov-06	NMC938877	22-Nov-06	Humboldt
HP 158	2-Sep-06	2006-8287	27-Nov-06	NMC938878	22-Nov-06	Humboldt
HP 159	2-Sep-06	2006-8288	27-Nov-06	NMC938879	22-Nov-06	Humboldt
HP 160	2-Sep-06	2006-8289	27-Nov-06	NMC938880	22-Nov-06	Humboldt
HP 161	2-Sep-06	2006-8290	27-Nov-06	NMC938881	22-Nov-06	Humboldt
HP 162	2-Sep-06	2006-8291	27-Nov-06	NMC938882	22-Nov-06	Humboldt
HP 188	2-Sep-06	2006-8306	27-Nov-06	NMC938897	22-Nov-06	Humboldt
HP 189	2-Sep-06	2006-8307	27-Nov-06	NMC938898	22-Nov-06	Humboldt
HP 190	2-Sep-06	2006-8308	27-Nov-06	NMC938899	22-Nov-06	Humboldt
HP 191	2-Sep-06	2006-8309	27-Nov-06	NMC938900	22-Nov-06	Humboldt
HP 192	2-Sep-06	2006-8310	27-Nov-06	NMC938901	22-Nov-06	Humboldt
HP 193	2-Sep-06	2006-8311	27-Nov-06	NMC938902	22-Nov-06	Humboldt
HP 194	2-Sep-06	2006-8312	27-Nov-06	NMC938903	22-Nov-06	Humboldt
HP 195	2-Sep-06	2006-8313	27-Nov-06	NMC938904	22-Nov-06	Humboldt
HP 196	2-Sep-06	2006-8314	27-Nov-06	NMC938905	22-Nov-06	Humboldt
HP 197	2-Sep-06	2006-8315	27-Nov-06	NMC938906	22-Nov-06	Humboldt
HP 198	2-Sep-06	2006-8316	27-Nov-06	NMC938907	22-Nov-06	Humboldt
HP 199	2-Sep-06	2006-8317	27-Nov-06	NMC938908	22-Nov-06	Humboldt
HP 200	2-Sep-06	2006-8318	27-Nov-06	NMC938909	22-Nov-06	Humboldt
HP 201	2-Sep-06	2006-8319	27-Nov-06	NMC938910	22-Nov-06	Humboldt
HP 202	2-Sep-06	2006-8320	27-Nov-06	NMC938911	22-Nov-06	Humboldt
HP 203	2-Sep-06	2006-8321	27-Nov-06	NMC938912	22-Nov-06	Humboldt
HP 204	2-Sep-06	2006-8322	27-Nov-06	NMC938913	22-Nov-06	Humboldt
HP 205	2-Sep-06	2006-8323	27-Nov-06	NMC938914	22-Nov-06	Humboldt
HP 206	2-Sep-06	2006-8324	27-Nov-06	NMC938915	22-Nov-06	Humboldt
HP 207	2-Sep-06	2006-8325	27-Nov-06	NMC938916	22-Nov-06	Humboldt
HP 208	2-Sep-06	2006-8326	27-Nov-06	NMC938917	22-Nov-06	Humboldt
HP 209	2-Sep-06	2006-8327	27-Nov-06	NMC938918	22-Nov-06	Humboldt
HP 210	2-Sep-06	2006-8328	27-Nov-06	NMC938919	22-Nov-06	Humboldt
HP 211	2-Sep-06	2006-8329	27-Nov-06	NMC938920	22-Nov-06	Humboldt
HP 212	2-Sep-06	2006-8330	27-Nov-06	NMC938921	22-Nov-06	Humboldt
HP 213	2-Sep-06	2006-8331	27-Nov-06	NMC938922	22-Nov-06	Humboldt
HP 214	2-Sep-06	2006-8332	27-Nov-06	NMC938923	22-Nov-06	Humboldt
HP 215	2-Sep-06	2006-8333	27-Nov-06	NMC938924	22-Nov-06	Humboldt

KC (Genesis) Claims	Pediment Gold LLC (775) 359-7740	Page 3 of 5

Company Name: Pediment Gold LLC

Claim Name	Location Date	County Recording Information		BLM Filing Information		County
		Doc #	Record Date	BLM Serial No. Record Date
HP 216	2-Sep-06	2006-8334	27-Nov-06	NMC938925	22-Nov-06	Humboldt
HP 217	2-Sep-06	2006-8335	27-Nov-06	NMC938926	22-Nov-06	Humboldt
HP 218	2-Sep-06	2006-8336	27-Nov-06	NMC938927	22-Nov-06	Humboldt
HP 219	2-Sep-06	2006-8337	27-Nov-06	NMC938928	22-Nov-06	Humboldt
HP 220	2-Sep-06	2006-8338	27-Nov-06	NMC938929	22-Nov-06	Humboldt
HP 221	2-Sep-06	2006-8339	27-Nov-06	NMC938930	22-Nov-06	Humboldt
HP 222	2-Sep-06	2006-8340	27-Nov-06	NMC938931	22-Nov-06	Humboldt
HP 223	2-Sep-06	2006-8341	27-Nov-06	NMC938932	22-Nov-06	Humboldt
HP 225	3-Sep-06	2006-8343	27-Nov-06	NMC938934	22-Nov-06	Humboldt
HP 227	3-Sep-06	2006-8345	27-Nov-06	NMC938936	22-Nov-06	Humboldt
HP 229	3-Sep-06	2006-8347	27-Nov-06	NMC938938	22-Nov-06	Humboldt
HP 231	3-Sep-06	2006-8349	27-Nov-06	NMC938940	22-Nov-06	Humboldt
HP 233	3-Sep-06	2006-8351	27-Nov-06	NMC938942	22-Nov-06	Humboldt
HP 235	3-Sep-06	2006-8353	27-Nov-06	NMC938944	22-Nov-06	Humboldt
HP 237	3-Sep-06	2006-8355	27-Nov-06	NMC938946	22-Nov-06	Humboldt
HP 239	3-Sep-06	2006-8357	27-Nov-06	NMC938948	22-Nov-06	Humboldt
HP 240	3-Sep-06	2006-8358	27-Nov-06	NMC938949	22-Nov-06	Humboldt
HP 241	3-Sep-06	2006-8359	27-Nov-06	NMC938950	22-Nov-06	Humboldt
HP 242	3-Sep-06	2006-8360	27-Nov-06	NMC938951	22-Nov-06	Humboldt
HP 243	3-Sep-06	2006-8361	27-Nov-06	NMC938952	22-Nov-06	Humboldt
HP 244	3-Sep-06	2006-8362	27-Nov-06	NMC938953	22-Nov-06	Humboldt
HP 245	3-Sep-06	2006-8363	27-Nov-06	NMC938954	22-Nov-06	Humboldt
HP 246	3-Sep-06	2006-8364	27-Nov-06	NMC938955	22-Nov-06	Humboldt
HP 247	3-Sep-06	2006-8365	27-Nov-06	NMC938956	22-Nov-06	Humboldt
HP 248	3-Sep-06	2006-8366	27-Nov-06	NMC938957	22-Nov-06	Humboldt
HP 249	3-Sep-06	2006-8367	27-Nov-06	NMC938958	22-Nov-06	Humboldt
HP 250	3-Sep-06	2006-8368	27-Nov-06	NMC938959	22-Nov-06	Humboldt
HP 251	3-Sep-06	2006-8369	27-Nov-06	NMC938960	22-Nov-06	Humboldt
HP 252	2-Sep-06	2006-8370	27-Nov-06	NMC938961	22-Nov-06	Humboldt
HP 253	3-Sep-06	2006-8371	27-Nov-06	NMC938962	22-Nov-06	Humboldt
HP 254	3-Sep-06	2006-8372	27-Nov-06	NMC938963	22-Nov-06	Humboldt
HP 255	3-Sep-06	2006-8373	27-Nov-06	NMC938964	22-Nov-06	Humboldt
HP 256	3-Sep-06	2006-8374	27-Nov-06	NMC938965	22-Nov-06	Humboldt
HP 257	3-Sep-06	2006-8375	27-Nov-06	NMC938966	22-Nov-06	Humboldt
HP 258	3-Sep-06	2006-8376	27-Nov-06	NMC938967	22-Nov-06	Humboldt
HP 259	3-Sep-06	2006-8377	27-Nov-06	NMC938968	22-Nov-06	Humboldt
HP 260	3-Sep-06	2006-8378	27-Nov-06	NMC938969	22-Nov-06	Humboldt
HP 261	3-Sep-06	2006-8379	27-Nov-06	NMC938970	22-Nov-06	Humboldt
HP 262	3-Sep-06	2006-8380	27-Nov-06	NMC938971	22-Nov-06	Humboldt
HP 263	3-Sep-06	2006-8381	27-Nov-06	NMC938972	22-Nov-06	Humboldt
HP 264	3-Sep-06	2006-8382	27-Nov-06	NMC938973	22-Nov-06	Humboldt
HP 266	3-Sep-06	2006-8384	27-Nov-06	NMC938975	22-Nov-06	Humboldt
HP 267	3-Sep-06	2006-8385	27-Nov-06	NMC938976	22-Nov-06	Humboldt
HP 268	3-Sep-06	2006-8386	27-Nov-06	NMC938977	22-Nov-06	Humboldt
HP 269	3-Sep-06	2006-8387	27-Nov-06	NMC938978	22-Nov-06	Humboldt
HP 270	3-Sep-06	2006-8388	27-Nov-06	NMC938979	22-Nov-06	Humboldt
HP 271	3-Sep-06	2006-8389	27-Nov-06	NMC938980	22-Nov-06	Humboldt
HP 272	3-Sep-06	2006-8390	27-Nov-06	NMC938981	22-Nov-06	Humboldt
HP 273	3-Sep-06	2006-8391	27-Nov-06	NMC938982	22-Nov-06	Humboldt
HP 274	3-Sep-06	2006-8392	27-Nov-06	NMC938983	22-Nov-06	Humboldt
HP 275	3-Sep-06	2006-8393	27-Nov-06	NMC938984	22-Nov-06	Humboldt
HP 276	3-Sep-06	2006-8394	27-Nov-06	NMC938985	22-Nov-06	Humboldt

KC (Genesis) Claims	Pediment Gold LLC (775) 359-7740	Page 4 of 5

Company Name: Pediment Gold LLC

Claim Name	Location Date	County Recording Information		BLM Filing Information		County
		Doc #	Record Date	BLM Serial No. Record Date
HP 277	3-Sep-06	2006-8395	27-Nov-06	NMC938986	22-Nov-06	Humboldt
HP 278	3-Sep-06	2006-8396	27-Nov-06	NMC938987	22-Nov-06	Humboldt
HP 279	3-Sep-06	2006-8397	27-Nov-06	NMC938988	22-Nov-06	Humboldt
HP 280	3-Sep-06	2006-8398	27-Nov-06	NMC938989	22-Nov-06	Humboldt
HP 281	3-Sep-06	2006-8399	27-Nov-06	NMC938990	22-Nov-06	Humboldt
209	TOTAL

KC (Genesis) Claims	Pediment Gold LLC (775) 359-7740	Page 5 of 5

Company Name: Pediment Gold LLC

Exhibit A - PHP & KCB Claims

The following unpatented mining claims are generally located in Sections 2, 10, 14, 16, 22, and 26, Township 34 North, Range 43 East;

Section 6, Township 34 North, Range 44 East; Sections 12, 14, 24, 25, 28, and 36, Township 35 North, Range 43 East; and Sections 18,

19, 30, and 31, Township 35 North, Range 44 East, Mount Diablo Meridian, Humboldt County, Nevada.

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
PHP 1	28-Apr-2016	2016-02050	28-Jun-16	NMC1125437	23-Jun-2016	Humbolt
PHP 2	28-Apr-2016	2016-02051	28-Jun-16	NMC1125438	23-Jun-2016	Humbolt
PHP 3	28-Apr-2016	2016-02052	28-Jun-16	NMC1125439	23-Jun-2016	Humbolt
PHP 4	28-Apr-2016	2016-02053	28-Jun-16	NMC1125440	23-Jun-2016	Humbolt
PHP 5	28-Apr-2016	2016-02054	28-Jun-16	NMC1125441	23-Jun-2016	Humbolt
PHP 6	28-Apr-2016	2016-02055	28-Jun-16	NMC1125442	23-Jun-2016	Humbolt
PHP 7	28-Apr-2016	2016-02056	28-Jun-16	NMC1125443	23-Jun-2016	Humbolt
PHP 8	28-Apr-2016	2016-02057	28-Jun-16	NMC1125444	23-Jun-2016	Humbolt
PHP 9	28-Apr-2016	2016-02058	28-Jun-16	NMC1125445	23-Jun-2016	Humbolt
PHP 10	28-Apr-2016	2016-02059	28-Jun-16	NMC1125446	23-Jun-2016	Humbolt
PHP 11	28-Apr-2016	2016-02060	28-Jun-16	NMC1125447	23-Jun-2016	Humbolt
PHP 12	28-Apr-2016	2016-02061	28-Jun-16	NMC1125448	23-Jun-2016	Humbolt
PHP 13	28-Apr-2016	2016-02062	28-Jun-16	NMC1125449	23-Jun-2016	Humbolt
PHP 14	28-Apr-2016	2016-02063	28-Jun-16	NMC1125450	23-Jun-2016	Humbolt
PHP 15	28-Apr-2016	2016-02064	28-Jun-16	NMC1125451	23-Jun-2016	Humbolt
PHP 16	28-Apr-2016	2016-02065	28-Jun-16	NMC1125452	23-Jun-2016	Humbolt
PHP 17	28-Apr-2016	2016-02066	28-Jun-16	NMC1125453	23-Jun-2016	Humbolt
PHP 18	28-Apr-2016	2016-02067	28-Jun-16	NMC1125454	23-Jun-2016	Humbolt
PHP 19	28-Apr-2016	2016-02068	28-Jun-16	NMC1125455	23-Jun-2016	Humbolt
PHP 20	28-Apr-2016	2016-02069	28-Jun-16	NMC1125456	23-Jun-2016	Humbolt
PHP 21	28-Apr-2016	2016-02070	28-Jun-16	NMC1125457	23-Jun-2016	Humbolt
PHP 22	28-Apr-2016	2016-02071	28-Jun-16	NMC1125458	23-Jun-2016	Humbolt
PHP 23	24-May-2016	2016-02016	28-Jun-16	NMC1125459	23-Jun-2016	Humbolt
PHP 24	24-May-2016	2016-02017	28-Jun-16	NMC1125460	23-Jun-2016	Humbolt
PHP 25	24-May-2016	2016-02018	28-Jun-16	NMC1125461	23-Jun-2016	Humbolt
PHP 26	24-May-2016	2016-02019	28-Jun-16	NMC1125462	23-Jun-2016	Humbolt
PHP 27	24-May-2016	2016-02020	28-Jun-16	NMC1125463	23-Jun-2016	Humbolt
PHP 28	24-May-2016	2016-02021	28-Jun-16	NMC1125464	23-Jun-2016	Humbolt
PHP 29	24-May-2016	2016-02022	28-Jun-16	NMC1125465	23-Jun-2016	Humbolt
PHP 30	24-May-2016	2016-02023	28-Jun-16	NMC1125466	23-Jun-2016	Humbolt
PHP 31	24-May-2016	2016-02024	28-Jun-16	NMC1125467	23-Jun-2016	Humbolt
PHP 32	24-May-2016	2016-02025	28-Jun-16	NMC1125468	23-Jun-2016	Humbolt
PHP 33	24-May-2016	2016-02026	28-Jun-16	NMC1125469	23-Jun-2016	Humbolt
PHP 34	24-May-2016	2016-02027	28-Jun-16	NMC1125470	23-Jun-2016	Humbolt
PHP 35	24-May-2016	2016-02028	28-Jun-16	NMC1125471	23-Jun-2016	Humbolt
PHP 36	24-May-2016	2016-02029	28-Jun-16	NMC1125472	23-Jun-2016	Humbolt
PHP 37	24-May-2016	2016-02030	28-Jun-16	NMC1125473	23-Jun-2016	Humbolt
PHP 38	24-May-2016	2016-02031	28-Jun-16	NMC1125474	23-Jun-2016	Humbolt
PHP 39	24-May-2016	2016-02032	28-Jun-16	NMC1125475	23-Jun-2016	Humbolt
PHP 40	24-May-2016	2016-02033	28-Jun-16	NMC1125476	23-Jun-2016	Humbolt
PHP 41	24-May-2016	2016-02034	28-Jun-16	NMC1125477	23-Jun-2016	Humbolt
PHP 42	24-May-2016	2016-02035	28-Jun-16	NMC1125478	23-Jun-2016	Humbolt
PHP 43	24-May-2016	2016-02036	28-Jun-16	NMC1125479	23-Jun-2016	Humbolt
PHP 44	24-May-2016	2016-02037	28-Jun-16	NMC1125480	23-Jun-2016	Humbolt
PHP 45	24-May-2016	2016-02038	28-Jun-16	NMC1125481	23-Jun-2016	Humbolt
PHP 46	24-May-2016	2016-02039	28-Jun-16	NMC1125482	23-Jun-2016	Humbolt
PHP 47	24-May-2016	2016-02040	28-Jun-16	NMC1125483	23-Jun-2016	Humbolt
PHP 48	24-May-2016	2016-02041	28-Jun-16	NMC1125484	23-Jun-2016	Humbolt
PHP 49	24-May-2016	2016-02042	28-Jun-16	NMC1125485	23-Jun-2016	Humbolt
PHP 50	24-May-2016	2016-02043	28-Jun-16	NMC1125486	23-Jun-2016	Humbolt

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 1 of 7

Company Name: Pediment Gold LLC

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
PHP 51	24-May-2016	2016-02044	28-Jun-16	NMC1125487	23-Jun-2016	Humbolt
PHP 52	29-Apr-2016	2016-02072	28-Jun-16	NMC1125488	23-Jun-2016	Humbolt
PHP 53	29-Apr-2016	2016-02073	28-Jun-16	NMC1125489	23-Jun-2016	Humbolt
PHP 54	29-Apr-2016	2016-02074	28-Jun-16	NMC1125490	23-Jun-2016	Humbolt
PHP 55	29-Apr-2016	2016-02075	28-Jun-16	NMC1125491	23-Jun-2016	Humbolt
PHP 56	29-Apr-2016	2016-02076	28-Jun-16	NMC1125492	23-Jun-2016	Humbolt
PHP 57	29-Apr-2016	2016-02077	28-Jun-16	NMC1125493	23-Jun-2016	Humbolt
PHP 58	29-Apr-2016	2016-02078	28-Jun-16	NMC1125494	23-Jun-2016	Humbolt
PHP 59	29-Apr-2016	2016-02079	28-Jun-16	NMC1125495	23-Jun-2016	Humbolt
PHP 60	29-Apr-2016	2016-02080	28-Jun-16	NMC1125496	23-Jun-2016	Humbolt
PHP 61	29-Apr-2016	2016-02081	28-Jun-16	NMC1125497	23-Jun-2016	Humbolt
PHP 62	29-Apr-2016	2016-02082	28-Jun-16	NMC1125498	23-Jun-2016	Humbolt
PHP 63	29-Apr-2016	2016-02083	28-Jun-16	NMC1125499	23-Jun-2016	Humbolt
PHP 64	29-Apr-2016	2016-02084	28-Jun-16	NMC1125500	23-Jun-2016	Humbolt
PHP 65	29-Apr-2016	2016-02085	28-Jun-16	NMC1125501	23-Jun-2016	Humbolt
PHP 66	29-Apr-2016	2016-02086	28-Jun-16	NMC1125502	23-Jun-2016	Humbolt
PHP 67	29-Apr-2016	2016-02087	28-Jun-16	NMC1125503	23-Jun-2016	Humbolt
PHP 68	29-Apr-2016	2016-02088	28-Jun-16	NMC1125504	23-Jun-2016	Humbolt
PHP 69	29-Apr-2016	2016-02089	28-Jun-16	NMC1125505	23-Jun-2016	Humbolt
PHP 70	29-Apr-2016	2016-02090	28-Jun-16	NMC1125506	23-Jun-2016	Humbolt
PHP 71	29-Apr-2016	2016-02091	28-Jun-16	NMC1125507	23-Jun-2016	Humbolt
PHP 72	29-Apr-2016	2016-02092	28-Jun-16	NMC1125508	23-Jun-2016	Humbolt
PHP 73	29-Apr-2016	2016-02093	28-Jun-16	NMC1125509	23-Jun-2016	Humbolt
PHP 74	29-Apr-2016	2016-02094	28-Jun-16	NMC1125510	23-Jun-2016	Humbolt
PHP 75	29-Apr-2016	2016-02095	28-Jun-16	NMC1125511	23-Jun-2016	Humbolt
PHP 76	29-Apr-2016	2016-02096	28-Jun-16	NMC1125512	23-Jun-2016	Humbolt
PHP 77	29-Apr-2016	2016-02097	28-Jun-16	NMC1125513	23-Jun-2016	Humbolt
PHP 78	29-Apr-2016	2016-02098	28-Jun-16	NMC1125514	23-Jun-2016	Humbolt
PHP 79	29-Apr-2016	2016-02099	28-Jun-16	NMC1125515	23-Jun-2016	Humbolt
PHP 80	29-Apr-2016	2016-02100	28-Jun-16	NMC1125516	23-Jun-2016	Humbolt
PHP 81	29-Apr-2016	2016-02101	28-Jun-16	NMC1125517	23-Jun-2016	Humbolt
PHP 82	29-Apr-2016	2016-02102	28-Jun-16	NMC1125518	23-Jun-2016	Humbolt
PHP 83	29-Apr-2016	2016-02103	28-Jun-16	NMC1125519	23-Jun-2016	Humbolt
PHP 84	29-Apr-2016	2016-02104	28-Jun-16	NMC1125520	23-Jun-2016	Humbolt
PHP 85	29-Apr-2016	2016-02105	28-Jun-16	NMC1125521	23-Jun-2016	Humbolt
PHP 86	29-Apr-2016	2016-02106	28-Jun-16	NMC1125522	23-Jun-2016	Humbolt
PHP 87	29-Apr-2016	2016-02107	28-Jun-16	NMC1125523	23-Jun-2016	Humbolt
PHP 88	29-Apr-2016	2016-02108	28-Jun-16	NMC1125524	23-Jun-2016	Humbolt
PHP 89	29-Apr-2016	2016-02109	28-Jun-16	NMC1125525	23-Jun-2016	Humbolt
PHP 90	29-Apr-2016	2016-02110	28-Jun-16	NMC1125526	23-Jun-2016	Humbolt
PHP 91	29-Apr-2016	2016-02111	28-Jun-16	NMC1125527	23-Jun-2016	Humbolt
PHP 92	29-Apr-2016	2016-02112	28-Jun-16	NMC1125528	23-Jun-2016	Humbolt
PHP 93	29-Apr-2016	2016-02113	28-Jun-16	NMC1125529	23-Jun-2016	Humbolt
PHP 94	29-Apr-2016	2016-02114	28-Jun-16	NMC1125530	23-Jun-2016	Humbolt
PHP 95	29-Apr-2016	2016-02115	28-Jun-16	NMC1125531	23-Jun-2016	Humbolt
PHP 96	29-Apr-2016	2016-02116	28-Jun-16	NMC1125532	23-Jun-2016	Humbolt
PHP 97	29-Apr-2016	2016-02117	28-Jun-16	NMC1125533	23-Jun-2016	Humbolt
PHP 98	29-Apr-2016	2016-02118	28-Jun-16	NMC1125534	23-Jun-2016	Humbolt
PHP 99	29-Apr-2016	2016-02119	28-Jun-16	NMC1125535	23-Jun-2016	Humbolt
PHP 100	29-Apr-2016	2016-02120	28-Jun-16	NMC1125536	23-Jun-2016	Humbolt
PHP 101	29-Apr-2016	2016-02121	28-Jun-16	NMC1125537	23-Jun-2016	Humbolt
PHP 102	29-Apr-2016	2016-02122	28-Jun-16	NMC1125538	23-Jun-2016	Humbolt
PHP 103	29-Apr-2016	2016-02123	28-Jun-16	NMC1125539	23-Jun-2016	Humbolt
PHP 104	29-Apr-2016	2016-02124	28-Jun-16	NMC1125540	23-Jun-2016	Humbolt
PHP 105	29-Apr-2016	2016-02125	28-Jun-16	NMC1125541	23-Jun-2016	Humbolt
PHP 106	26-May-2016	2016-02126	28-Jun-16	NMC1125542	23-Jun-2016	Humbolt

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 2 of 7

Company Name: Pediment Gold LLC

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
PHP 107	26-May-2016	2016-02127	28-Jun-16	NMC1125543	23-Jun-2016	Humbolt
PHP 108	26-May-2016	2016-02128	28-Jun-16	NMC1125544	23-Jun-2016	Humbolt
PHP 109	26-May-2016	2016-02129	28-Jun-16	NMC1125545	23-Jun-2016	Humbolt
PHP 110	26-May-2016	2016-02130	28-Jun-16	NMC1125546	23-Jun-2016	Humbolt
PHP 111	26-May-2016	2016-02131	28-Jun-16	NMC1125547	23-Jun-2016	Humbolt
PHP 112	26-May-2016	2016-02132	28-Jun-16	NMC1125548	23-Jun-2016	Humbolt
PHP 113	26-May-2016	2016-02133	28-Jun-16	NMC1125549	23-Jun-2016	Humbolt
PHP 114	26-May-2016	2016-02134	28-Jun-16	NMC1125550	23-Jun-2016	Humbolt
PHP 115	26-May-2016	2016-02135	28-Jun-16	NMC1125551	23-Jun-2016	Humbolt
PHP 116	26-May-2016	2016-02136	28-Jun-16	NMC1125552	23-Jun-2016	Humbolt
PHP 117	26-May-2016	2016-02137	28-Jun-16	NMC1125553	23-Jun-2016	Humbolt
PHP 118	26-May-2016	2016-02138	28-Jun-16	NMC1125554	23-Jun-2016	Humbolt
PHP 119	26-May-2016	2016-02139	28-Jun-16	NMC1125555	23-Jun-2016	Humbolt
PHP 120	26-May-2016	2016-02140	28-Jun-16	NMC1125556	23-Jun-2016	Humbolt
PHP 121	26-May-2016	2016-02141	28-Jun-16	NMC1125557	23-Jun-2016	Humbolt
PHP 122	26-May-2016	2016-02142	28-Jun-16	NMC1125558	23-Jun-2016	Humbolt
PHP 123	26-May-2016	2016-02143	28-Jun-16	NMC1125559	23-Jun-2016	Humbolt
PHP 124	26-May-2016	2016-02144	28-Jun-16	NMC1125560	23-Jun-2016	Humbolt
PHP 125	26-May-2016	2016-02145	28-Jun-16	NMC1125561	23-Jun-2016	Humbolt
PHP 126	26-May-2016	2016-02146	28-Jun-16	NMC1125562	23-Jun-2016	Humbolt
PHP 129	26-May-2016	2016-02147	28-Jun-16	NMC1125563	23-Jun-2016	Humbolt
PHP 128	26-May-2016	2016-02148	28-Jun-16	NMC1125564	23-Jun-2016	Humbolt
PHP 129	26-May-2016	2016-02149	28-Jun-16	NMC1125565	23-Jun-2016	Humbolt
PHP 130	26-May-2016	2016-02150	28-Jun-16	NMC1125566	23-Jun-2016	Humbolt
PHP 131	26-May-2016	2016-02151	28-Jun-16	NMC1125567	23-Jun-2016	Humbolt
PHP 132	26-May-2016	2016-02152	28-Jun-16	NMC1125568	23-Jun-2016	Humbolt
PHP 133	26-May-2016	2016-02153	28-Jun-16	NMC1125569	23-Jun-2016	Humbolt
PHP 134	26-May-2016	2016-02154	28-Jun-16	NMC1125570	23-Jun-2016	Humbolt
PHP 135	26-May-2016	2016-02155	28-Jun-16	NMC1125571	23-Jun-2016	Humbolt
PHP 136	26-May-2016	2016-02156	28-Jun-16	NMC1125572	23-Jun-2016	Humbolt
PHP 137	26-May-2016	2016-02157	28-Jun-16	NMC1125573	23-Jun-2016	Humbolt
PHP 138	26-May-2016	2016-02158	28-Jun-16	NMC1125574	23-Jun-2016	Humbolt
PHP 139	26-Apr-2016	2016-02159	28-Jun-16	NMC1125575	23-Jun-2016	Humbolt
PHP 176	25-May-2016	2016-02160	28-Jun-16	NMC1125576	23-Jun-2016	Humbolt
PHP 177	25-May-2016	2016-02161	28-Jun-16	NMC1125577	23-Jun-2016	Humbolt
PHP 178	25-May-2016	2016-02162	28-Jun-16	NMC1125578	23-Jun-2016	Humbolt
PHP 179	25-May-2016	2016-02163	28-Jun-16	NMC1125579	23-Jun-2016	Humbolt
PHP 180	25-May-2016	2016-02164	28-Jun-16	NMC1125580	23-Jun-2016	Humbolt
PHP 181	25-May-2016	2016-02165	28-Jun-16	NMC1125581	23-Jun-2016	Humbolt
PHP 182	25-May-2016	2016-02166	28-Jun-16	NMC1125582	23-Jun-2016	Humbolt
PHP 183	25-May-2016	2016-02167	28-Jun-16	NMC1125583	23-Jun-2016	Humbolt
PHP 184	25-May-2016	2016-02168	28-Jun-16	NMC1125584	23-Jun-2016	Humbolt
PHP 185	25-May-2016	2016-02169	28-Jun-16	NMC1125585	23-Jun-2016	Humbolt
PHP 186	25-May-2016	2016-02170	28-Jun-16	NMC1125586	23-Jun-2016	Humbolt
PHP 187	25-May-2016	2016-02171	28-Jun-16	NMC1125587	23-Jun-2016	Humbolt
PHP 188	25-May-2016	2016-02172	28-Jun-16	NMC1125588	23-Jun-2016	Humbolt
PHP 189	25-May-2016	2016-02173	28-Jun-16	NMC1125589	23-Jun-2016	Humbolt
PHP 190	25-May-2016	2016-02174	28-Jun-16	NMC1125590	23-Jun-2016	Humbolt
PHP 191	25-May-2016	2016-02175	28-Jun-16	NMC1125591	23-Jun-2016	Humbolt
PHP 192	25-May-2016	2016-02176	28-Jun-16	NMC1125592	23-Jun-2016	Humbolt
PHP 193	25-May-2016	2016-02177	28-Jun-16	NMC1125593	23-Jun-2016	Humbolt
PHP 194	25-May-2016	2016-02178	28-Jun-16	NMC1125594	23-Jun-2016	Humbolt
PHP 195	25-May-2016	2016-02179	28-Jun-16	NMC1125595	23-Jun-2016	Humbolt
PHP 196	25-May-2016	2016-02180	28-Jun-16	NMC1125596	23-Jun-2016	Humbolt
PHP 197	25-May-2016	2016-02181	28-Jun-16	NMC1125597	23-Jun-2016	Humbolt
PHP 198	25-May-2016	2016-02182	28-Jun-16	NMC1125598	23-Jun-2016	Humbolt

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 3 of 7

Company Name: Pediment Gold LLC

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
PHP 199	25-May-2016	2016-02183	28-Jun-16	NMC1125599	23-Jun-2016	Humbolt
PHP 200	25-May-2016	2016-02184	28-Jun-16	NMC1125600	23-Jun-2016	Humbolt
PHP 201	25-May-2016	2016-02185	28-Jun-16	NMC1125601	23-Jun-2016	Humbolt
PHP 202	25-May-2016	2016-02186	28-Jun-16	NMC1125602	23-Jun-2016	Humbolt
PHP 203	25-May-2016	2016-02187	28-Jun-16	NMC1125603	23-Jun-2016	Humbolt
PHP 204	25-May-2016	2016-02188	28-Jun-16	NMC1125604	23-Jun-2016	Humbolt
PHP 205	25-May-2016	2016-02189	28-Jun-16	NMC1125605	23-Jun-2016	Humbolt
PHP 206	25-May-2016	2016-02190	28-Jun-16	NMC1125606	23-Jun-2016	Humbolt
PHP 207	25-May-2016	2016-02191	28-Jun-16	NMC1125607	23-Jun-2016	Humbolt
PHP 208	25-May-2016	2016-02192	28-Jun-16	NMC1125608	23-Jun-2016	Humbolt
PHP 209	25-May-2016	2016-02193	28-Jun-16	NMC1125609	23-Jun-2016	Humbolt
PHP 210	25-May-2016	2016-02194	28-Jun-16	NMC1125610	23-Jun-2016	Humbolt
PHP 211	25-May-2016	2016-02195	28-Jun-16	NMC1125611	23-Jun-2016	Humbolt
PHP 212	25-May-2016	2016-02196	28-Jun-16	NMC1125612	23-Jun-2016	Humbolt
PHP 213	25-May-2016	2016-02197	28-Jun-16	NMC1125613	23-Jun-2016	Humbolt
PHP 214	25-May-2016	2016-02198	28-Jun-16	NMC1125614	23-Jun-2016	Humbolt
PHP 215	25-May-2016	2016-02199	28-Jun-16	NMC1125615	23-Jun-2016	Humbolt
PHP 216	25-May-2016	2016-02200	28-Jun-16	NMC1125616	23-Jun-2016	Humbolt
KCB 1	18-Jan-2018	2018-02453	13-Apr-18	NMC1169442	12-Apr-2018	Humbolt
KCB 2	18-Jan-2018	2018-02454	13-Apr-18	NMC1169443	12-Apr-2018	Humbolt
KCB 3	18-Jan-2018	2018-02455	13-Apr-18	NMC1169444	12-Apr-2018	Humbolt
KCB 4	18-Jan-2018	2018-02456	13-Apr-18	NMC1169445	12-Apr-2018	Humbolt
KCB 5	18-Jan-2018	2018-02457	13-Apr-18	NMC1169446	12-Apr-2018	Humbolt
KCB 6	18-Jan-2018	2018-02458	13-Apr-18	NMC1169447	12-Apr-2018	Humbolt
KCB 7	18-Jan-2018	2018-02459	13-Apr-18	NMC1169448	12-Apr-2018	Humbolt
KCB 8	18-Jan-2018	2018-02460	13-Apr-18	NMC1169449	12-Apr-2018	Humbolt
KCB 9	18-Jan-2018	2018-02461	13-Apr-18	NMC1169450	12-Apr-2018	Humbolt
KCB 10	18-Jan-2018	2018-02462	13-Apr-18	NMC1169451	12-Apr-2018	Humbolt
KCB 11	18-Jan-2018	2018-02463	13-Apr-18	NMC1169452	12-Apr-2018	Humbolt
KCB 12	18-Jan-2018	2018-02464	13-Apr-18	NMC1169453	12-Apr-2018	Humbolt
KCB 13	18-Jan-2018	2018-02465	13-Apr-18	NMC1169454	12-Apr-2018	Humbolt
KCB 14	18-Jan-2018	2018-02466	13-Apr-18	NMC1169455	12-Apr-2018	Humbolt
KCB 15	18-Jan-2018	2018-02467	13-Apr-18	NMC1169456	12-Apr-2018	Humbolt
KCB 16	18-Jan-2018	2018-02468	13-Apr-18	NMC1169457	12-Apr-2018	Humbolt
KCB 17	18-Jan-2018	2018-02469	13-Apr-18	NMC1169458	12-Apr-2018	Humbolt
KCB 18	18-Jan-2018	2018-02470	13-Apr-18	NMC1169459	12-Apr-2018	Humbolt
KCB 19	18-Jan-2018	2018-02471	13-Apr-18	NMC1169460	12-Apr-2018	Humbolt
KCB 20	18-Jan-2018	2018-02472	13-Apr-18	NMC1169461	12-Apr-2018	Humbolt
KCB 21	18-Jan-2018	2018-02473	13-Apr-18	NMC1169462	12-Apr-2018	Humbolt
KCB 22	18-Jan-2018	2018-02474	13-Apr-18	NMC1169463	12-Apr-2018	Humbolt
KCB 23	18-Jan-2018	2018-02475	13-Apr-18	NMC1169464	12-Apr-2018	Humbolt
KCB 24	18-Jan-2018	2018-02476	13-Apr-18	NMC1169465	12-Apr-2018	Humbolt
KCB 25	18-Jan-2018	2018-02477	13-Apr-18	NMC1169466	12-Apr-2018	Humbolt
KCB 26	18-Jan-2018	2018-02478	13-Apr-18	NMC1169467	12-Apr-2018	Humbolt
KCB 27	18-Jan-2018	2018-02479	13-Apr-18	NMC1169468	12-Apr-2018	Humbolt
KCB 28	18-Jan-2018	2018-02480	13-Apr-18	NMC1169469	12-Apr-2018	Humbolt
KCB 29	18-Jan-2018	2018-02481	13-Apr-18	NMC1169470	12-Apr-2018	Humbolt
KCB 30	18-Jan-2018	2018-02482	13-Apr-18	NMC1169471	12-Apr-2018	Humbolt
KCB 31	18-Jan-2018	2018-02483	13-Apr-18	NMC1169472	12-Apr-2018	Humbolt
KCB 32	18-Jan-2018	2018-02484	13-Apr-18	NMC1169473	12-Apr-2018	Humbolt
KCB 33	18-Jan-2018	2018-02485	13-Apr-18	NMC1169474	12-Apr-2018	Humbolt
KCB 34	18-Jan-2018	2018-02486	13-Apr-18	NMC1169475	12-Apr-2018	Humbolt
KCB 35	18-Jan-2018	2018-02487	13-Apr-18	NMC1169476	12-Apr-2018	Humbolt
KCB 36	18-Jan-2018	2018-02488	13-Apr-18	NMC1169477	12-Apr-2018	Humbolt
KCB 37	18-Jan-2018	2018-02489	13-Apr-18	NMC1169478	12-Apr-2018	Humbolt
KCB 38	18-Jan-2018	2018-02490	13-Apr-18	NMC1169479	12-Apr-2018	Humbolt

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 4 of 7

Company Name: Pediment Gold LLC

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
KCB 39	18-Jan-2018	2018-02491	13-Apr-18	NMC1169480	12-Apr-2018	Humbolt
KCB 40	18-Jan-2018	2018-02492	13-Apr-18	NMC1169481	12-Apr-2018	Humbolt
KCB 41	18-Jan-2018	2018-02493	13-Apr-18	NMC1169482	12-Apr-2018	Humbolt
KCB 42	18-Jan-2018	2018-02494	13-Apr-18	NMC1169483	12-Apr-2018	Humbolt
KCB 43	18-Jan-2018	2018-02495	13-Apr-18	NMC1169484	12-Apr-2018	Humbolt
KCB 44	18-Jan-2018	2018-02496	13-Apr-18	NMC1169485	12-Apr-2018	Humbolt
KCB 45	18-Jan-2018	2018-02497	13-Apr-18	NMC1169486	12-Apr-2018	Humbolt
KCB 46	18-Jan-2018	2018-02498	13-Apr-18	NMC1169487	12-Apr-2018	Humbolt
KCB 47	18-Jan-2018	2018-02499	13-Apr-18	NMC1169488	12-Apr-2018	Humbolt
KCB 48	18-Jan-2018	2018-02500	13-Apr-18	NMC1169489	12-Apr-2018	Humbolt
KCB 49	18-Jan-2018	2018-02501	13-Apr-18	NMC1169490	12-Apr-2018	Humbolt
KCB 50	18-Jan-2018	2018-02502	13-Apr-18	NMC1169491	12-Apr-2018	Humbolt
KCB 51	18-Jan-2018	2018-02503	13-Apr-18	NMC1169492	12-Apr-2018	Humbolt
KCB 52	18-Jan-2018	2018-02504	13-Apr-18	NMC1169493	12-Apr-2018	Humbolt
KCB 53	18-Jan-2018	2018-02505	13-Apr-18	NMC1169494	12-Apr-2018	Humbolt
KCB 54	18-Jan-2018	2018-02506	13-Apr-18	NMC1169495	12-Apr-2018	Humbolt
KCB 55	18-Jan-2018	2018-02507	13-Apr-18	NMC1169496	12-Apr-2018	Humbolt
KCB 56	18-Jan-2018	2018-02508	13-Apr-18	NMC1169497	12-Apr-2018	Humbolt
KCB 57	18-Jan-2018	2018-02509	13-Apr-18	NMC1169498	12-Apr-2018	Humbolt
KCB 58	18-Jan-2018	2018-02510	13-Apr-18	NMC1169499	12-Apr-2018	Humbolt
KCB 59	18-Jan-2018	2018-02511	13-Apr-18	NMC1169500	12-Apr-2018	Humbolt
KCB 60	18-Jan-2018	2018-02512	13-Apr-18	NMC1169501	12-Apr-2018	Humbolt
KCB 61	18-Jan-2018	2018-02513	13-Apr-18	NMC1169502	12-Apr-2018	Humbolt
KCB 62	18-Jan-2018	2018-02514	13-Apr-18	NMC1169503	12-Apr-2018	Humbolt
KCB 63	18-Jan-2018	2018-02515	13-Apr-18	NMC1169504	12-Apr-2018	Humbolt
KCB 64	18-Jan-2018	2018-02516	13-Apr-18	NMC1169505	12-Apr-2018	Humbolt
KCB 65	18-Jan-2018	2018-02517	13-Apr-18	NMC1169506	12-Apr-2018	Humbolt
KCB 86	8-Mar-2018	2018-02582	13-Apr-18	NMC1169527	12-Apr-2018	Humbolt
KCB 87	8-Mar-2018	2018-02583	13-Apr-18	NMC1169528	12-Apr-2018	Humbolt
KCB 88	8-Mar-2018	2018-02584	13-Apr-18	NMC1169529	12-Apr-2018	Humbolt
KCB 89	8-Mar-2018	2018-02585	13-Apr-18	NMC1169530	12-Apr-2018	Humbolt
KCB 90	8-Mar-2018	2018-02586	13-Apr-18	NMC1169531	12-Apr-2018	Humbolt
KCB 91	8-Mar-2018	2018-02587	13-Apr-18	NMC1169532	12-Apr-2018	Humbolt
KCB 92	8-Mar-2018	2018-02588	13-Apr-18	NMC1169533	12-Apr-2018	Humbolt
KCB 93	8-Mar-2018	2018-02589	13-Apr-18	NMC1169534	12-Apr-2018	Humbolt
KCB 94	8-Mar-2018	2018-02590	13-Apr-18	NMC1169535	12-Apr-2018	Humbolt
KCB 95	8-Mar-2018	2018-02591	13-Apr-18	NMC1169536	12-Apr-2018	Humbolt
KCB 96	8-Mar-2018	2018-02592	13-Apr-18	NMC1169537	12-Apr-2018	Humbolt
KCB 97	8-Mar-2018	2018-02593	13-Apr-18	NMC1169538	12-Apr-2018	Humbolt
KCB 98	8-Mar-2018	2018-02594	13-Apr-18	NMC1169539	12-Apr-2018	Humbolt
KCB 99	8-Mar-2018	2018-02595	13-Apr-18	NMC1169540	12-Apr-2018	Humbolt
KCB 100	8-Mar-2018	2018-02596	13-Apr-18	NMC1169541	12-Apr-2018	Humbolt
KCB 101	8-Mar-2018	2018-02597	13-Apr-18	NMC1169542	12-Apr-2018	Humbolt
KCB 102	8-Mar-2018	2018-02598	13-Apr-18	NMC1169543	12-Apr-2018	Humbolt
KCB 103	8-Mar-2018	2018-02599	13-Apr-18	NMC1169544	12-Apr-2018	Humbolt
KCB 104	8-Mar-2018	2018-02600	13-Apr-18	NMC1169545	12-Apr-2018	Humbolt
KCB 105	8-Mar-2018	2018-02601	13-Apr-18	NMC1169546	12-Apr-2018	Humbolt
KCB 106	8-Mar-2018	2018-02602	13-Apr-18	NMC1169547	12-Apr-2018	Humbolt
KCB 107	8-Mar-2018	2018-02603	13-Apr-18	NMC1169548	12-Apr-2018	Humbolt
KCB 108	8-Mar-2018	2018-02604	13-Apr-18	NMC1169549	12-Apr-2018	Humbolt
KCB 109	8-Mar-2018	2018-02605	13-Apr-18	NMC1169550	12-Apr-2018	Humbolt
KCB 110	8-Mar-2018	2018-02606	13-Apr-18	NMC1169551	12-Apr-2018	Humbolt
KCB 111	8-Mar-2018	2018-02607	13-Apr-18	NMC1169552	12-Apr-2018	Humbolt
KCB 112	8-Mar-2018	2018-02608	13-Apr-18	NMC1169553	12-Apr-2018	Humbolt
KCB 113	8-Mar-2018	2018-02609	13-Apr-18	NMC1169554	12-Apr-2018	Humbolt
KCB 114	8-Mar-2018	2018-02610	13-Apr-18	NMC1169555	12-Apr-2018	Humbolt

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 5 of 7

Company Name: Pediment Gold LLC

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
KCB 115	8-Mar-2018	2018-02611	13-Apr-18	NMC1169556	12-Apr-2018	Humbolt
KCB 116	8-Mar-2018	2018-02612	13-Apr-18	NMC1169557	12-Apr-2018	Humbolt
KCB 117	8-Mar-2018	2018-02613	13-Apr-18	NMC1169558	12-Apr-2018	Humbolt
KCB 118	8-Mar-2018	2018-02614	13-Apr-18	NMC1169559	12-Apr-2018	Humbolt
KCB 119	8-Mar-2018	2018-02615	13-Apr-18	NMC1169560	12-Apr-2018	Humbolt
KCB 120	8-Mar-2018	2018-02616	13-Apr-18	NMC1169561	12-Apr-2018	Humbolt
KCB 121	8-Mar-2018	2018-02617	13-Apr-18	NMC1169562	12-Apr-2018	Humbolt
KCB 122	8-Mar-2018	2018-02618	13-Apr-18	NMC1169563	12-Apr-2018	Humbolt
KCB 123	8-Mar-2018	2018-02619	13-Apr-18	NMC1169564	12-Apr-2018	Humbolt
KCB 124	8-Mar-2018	2018-02620	13-Apr-18	NMC1169565	12-Apr-2018	Humbolt
KCB 125	8-Mar-2018	2018-02621	13-Apr-18	NMC1169566	12-Apr-2018	Humbolt
KCB 126	8-Mar-2018	2018-02622	13-Apr-18	NMC1169567	12-Apr-2018	Humbolt
KCB 127	8-Mar-2018	2018-02623	13-Apr-18	NMC1169568	12-Apr-2018	Humbolt
KCB 128	8-Mar-2018	2018-02624	13-Apr-18	NMC1169569	12-Apr-2018	Humbolt
KCB 129	8-Mar-2018	2018-02625	13-Apr-18	NMC1169570	12-Apr-2018	Humbolt
KCB 138	8-Mar-2018	2018-02626	13-Apr-18	NMC1169579	12-Apr-2018	Humbolt
KCB 139	8-Mar-2018	2018-02627	13-Apr-18	NMC1169580	12-Apr-2018	Humbolt
KCB 140	8-Mar-2018	2018-02628	13-Apr-18	NMC1169581	12-Apr-2018	Humbolt
KCB 141	8-Mar-2018	2018-02629	13-Apr-18	NMC1169582	12-Apr-2018	Humbolt
KCB 142	8-Mar-2018	2018-02630	13-Apr-18	NMC1169583	12-Apr-2018	Humbolt
KCB 143	8-Mar-2018	2018-02631	13-Apr-18	NMC1169584	12-Apr-2018	Humbolt
KCB 144	8-Mar-2018	2018-02632	13-Apr-18	NMC1169585	12-Apr-2018	Humbolt
KCB 145	8-Mar-2018	2018-02633	13-Apr-18	NMC1169586	12-Apr-2018	Humbolt
KCB 146	19-Jan-2018	2018-02546	13-Apr-18	NMC1169587	12-Apr-2018	Humbolt
KCB 147	19-Jan-2018	2018-02547	13-Apr-18	NMC1169588	12-Apr-2018	Humbolt
KCB 148	19-Jan-2018	2018-02548	13-Apr-18	NMC1169589	12-Apr-2018	Humbolt
KCB 149	19-Jan-2018	2018-02549	13-Apr-18	NMC1169590	12-Apr-2018	Humbolt
KCB 150	19-Jan-2018	2018-02550	13-Apr-18	NMC1169591	12-Apr-2018	Humbolt
KCB 151	19-Jan-2018	2018-02551	13-Apr-18	NMC1169592	12-Apr-2018	Humbolt
KCB 152	19-Jan-2018	2018-02552	13-Apr-18	NMC1169593	12-Apr-2018	Humbolt
KCB 153	19-Jan-2018	2018-02553	13-Apr-18	NMC1169594	12-Apr-2018	Humbolt
KCB 154	19-Jan-2018	2018-02554	13-Apr-18	NMC1169595	12-Apr-2018	Humbolt
KCB 155	19-Jan-2018	2018-02555	13-Apr-18	NMC1169596	12-Apr-2018	Humbolt
KCB 156	19-Jan-2018	2018-02556	13-Apr-18	NMC1169597	12-Apr-2018	Humbolt
KCB 157	19-Jan-2018	2018-02557	13-Apr-18	NMC1169598	12-Apr-2018	Humbolt
KCB 158	19-Jan-2018	2018-02558	13-Apr-18	NMC1169599	12-Apr-2018	Humbolt
KCB 159	19-Jan-2018	2018-02559	13-Apr-18	NMC1169600	12-Apr-2018	Humbolt
KCB 160	19-Jan-2018	2018-02560	13-Apr-18	NMC1169601	12-Apr-2018	Humbolt
KCB 161	19-Jan-2018	2018-02561	13-Apr-18	NMC1169602	12-Apr-2018	Humbolt
KCB 162	19-Jan-2018	2018-02562	13-Apr-18	NMC1169603	12-Apr-2018	Humbolt
KCB 163	19-Jan-2018	2018-02563	13-Apr-18	NMC1169604	12-Apr-2018	Humbolt
KCB 164	19-Jan-2018	2018-02564	13-Apr-18	NMC1169605	12-Apr-2018	Humbolt
KCB 165	19-Jan-2018	2018-02565	13-Apr-18	NMC1169606	12-Apr-2018	Humbolt
KCB 166	19-Jan-2018	2018-02566	13-Apr-18	NMC1169607	12-Apr-2018	Humbolt
KCB 167	19-Jan-2018	2018-02567	13-Apr-18	NMC1169608	12-Apr-2018	Humbolt
KCB 168	19-Jan-2018	2018-02568	13-Apr-18	NMC1169609	12-Apr-2018	Humbolt
KCB 169	19-Jan-2018	2018-02569	13-Apr-18	NMC1169610	12-Apr-2018	Humbolt
KCB 170	19-Jan-2018	2018-02570	13-Apr-18	NMC1169611	12-Apr-2018	Humbolt
KCB 171	19-Jan-2018	2018-02571	13-Apr-18	NMC1169612	12-Apr-2018	Humbolt
KCB 172	19-Jan-2018	2018-02572	13-Apr-18	NMC1169613	12-Apr-2018	Humbolt
KCB 173	19-Jan-2018	2018-02573	13-Apr-18	NMC1169614	12-Apr-2018	Humbolt
KCB 174	19-Jan-2018	2018-02574	13-Apr-18	NMC1169615	12-Apr-2018	Humbolt
KCB 175	19-Jan-2018	2018-02575	13-Apr-18	NMC1169616	12-Apr-2018	Humbolt
KCB 176	19-Jan-2018	2018-02576	13-Apr-18	NMC1169617	12-Apr-2018	Humbolt
KCB 177	19-Jan-2018	2018-02577	13-Apr-18	NMC1169618	12-Apr-2018	Humbolt
KCB 178	19-Jan-2018	2018-02578	13-Apr-18	NMC1169619	12-Apr-2018	Humbolt

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 6 of 7

Company Name: Pediment Gold LLC

		County Recording Information		BLM Filing Information
Claim Name	Location Date	Doc #	Record Date	BLM Serial No.	Record Date	County
KCB 179	19-Jan-2018	2018-02579	13-Apr-18	NMC1169620	12-Apr-2018	Humbolt
KCB 180	19-Jan-2018	2018-02580	13-Apr-18	NMC1169621	12-Apr-2018	Humbolt
KCB 181	19-Jan-2018	2018-02637	16-Apr-18	NMC1169622	12-Apr-2018	Humbolt
333	TOTAL

KC (PHP & KCB) Claims	Pediment Gold LLC (775) 359-7740	Page 7 of 7

Exploration and Option to Enter Joint Venture Agreement

Kelly Creek Project

Exhibit B

Net Profits Interest Definition and Calculation

1.       Income and Expenses. Net Profits shall be calculated by deducting from the gross revenues received (or deemed to be received) from the sale (or deemed sale) of minerals, the costs and expenses reasonably incurred in the processing, production, sale and transportation of minerals, including without limitation:

1.1       All costs (including the full amount of capital expenditures) and expenses of installing, replacing, expanding, modifying, altering or changing from time to time any mining facilities. Costs and expenses of improvements (such as haulage ways or mill facilities) that are also used in connection with workings other than the Property shall be charged to the Property only in the proportion that their use in connection with the Property bears to their total use.

1.2       Ad valorem real property taxes, and all taxes, other than income taxes, applicable to the acquisition, exploration, development, and mining of the Property, including without limitation all mining taxes, sales taxes, severance taxes, federal annual mining claim rental fees, royalties, license fees and governmental levies of a similar nature.

1.3       All expenses incurred relative to the marketing and sale of minerals, including an allowance for commissions at rates which are normal and customary in the industry.

1.4       All amounts payable to the operator of the Property during mining pursuant to any applicable operating or similar agreement in force with respect to mining.

1.5       Reclamation costs and the costs of establishment of a fund or acquisition of a surety bond to secure performance of reclamation.

1.6       All costs, obligations, liabilities and expenses incurred by the operator in connection with or for the benefit of the Property and all operations including, without limitation, the costs of salaries and wages including actual labor overhead expenses (for fringe benefits and the like) of all employees of the operator engaged directly in connection with or for the benefit of the Property and all operations.

1.7       All expenditures (including the full amount of capital expenditures) for exploration, development, or mining of the Property, to the extent not otherwise described.

1.8       Costs and expenses for the use of machinery, equipment and supplies, including inventory, required for acquisition, exploration, development, mining and marketing activities; provided, however, that if the operator of the Property uses its own equipment, the charges shall be no greater than on terms available from third parties in the vicinity of the Property.

1.9       Travel expenses and expenses of transportation of employees, material, equipment and supplies necessary or convenient for the conduct of acquisition, exploration, development, mining and marketing activities.

1.10       All payments to contractors, including payments for work on acquisition, exploration, development, mining and marketing activities.

1.11       Costs of testing and analyses and any other costs incurred to determine the quality and quantity of minerals.

1.12       Costs incurred in preparation and acquisition of environmental permits necessary to commence or complete the acquisition, exploration, development, mining and marketing activities.

1.13       Costs and expenses of maintenance of the Property.

1.14       Costs and expenses of preparation of a feasibility study.

1.15       The costs of any insurance premium or performance bonds required by law.

1.16       All costs incurred for title curative work on, or for the benefit of, the Property.

1.17       Allowance for overhead, general and administrative expenses and management fees.

1.18       Interest on monies borrowed or advanced for the foregoing costs and expenses, at the actual borrowing rate, negotiated at arm’s length, to the extent gross revenues sufficient to recover such expenditures have not been realized.

It is intended that the operator of the Property shall recoup from net cash flow all contributions for exploration, development, mining, and marketing minerals before any Net Profits are distributed to any person holding a Net Profits interest. No deduction shall be made for income taxes. Depreciation, amortization or depletion shall not be charged or deducted, inasmuch as the cost of assets which would generally give rise to such charges is directly recoverable to the full extent of their cost pursuant to this provision. If in any period any negative net cash flow is incurred, then the amount of the negative net cash flow shall be considered as and be included with outstanding costs and expenses and carried forward in determining Net Profits for subsequent periods. If minerals are processed by the operator of the Property, or are sold to an affiliate of the operator, then, for purposes of calculating Net Profits, such minerals shall be deemed to have been sold at a price equal to the greater of fair market value to arm's length purchasers FOB the concentrator for the Property or actual price of sale to the affiliate, and Net Profits relative thereto shall be calculated without reference to any profits or losses attributable to smelting or refining.

2.       Payment of Net Profits. Payments of Net Profits shall commence in the calendar quarter next following the calendar quarter in which Net Profits are first realized, and shall be made forty-five (45) days following the end of each calendar quarter during which Net Profits are realized, and shall be subject to adjustment, if required, at the end of each calendar year. The recipient of such Net Profits payments shall have the right to audit such payments once annually at its cost.

3.       Credits for Recoupment. The operator shall deduct from any payments of Net Profits any and all amounts, costs or expenditures which the operator is entitled to credit or recoup from the holder of a Net Profits Interest pursuant to the Agreement of which this Net Profits Calculation is a part.